SEI INVESTMENTS

                          [BACKGROUND GRAPHIC OMITTED]




                                       Annual Report as of September 30, 2002



                                        SEI Institutional International Trust


                                                    International Equity Fund

                                                 Emerging Markets Equity Fund

                                              International Fixed Income Fund

                                                   Emerging Markets Debt Fund

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Table of Contents

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Management's Discussion and Analysis of Fund Performance   1
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Report of Independent Accountants                          9
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Schedules of Investments                                  10
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Statements of Assets and Liabilities                      26
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Statements of Operations                                  27
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Statements of Changes in Net Assets                       28
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Financial Highlights                                      30
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Notes to Financial Statements                             31
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Trustees and Officers of the Trust                        39
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Notice to Shareholders                                    42
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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE SEI INSTITUTIONAL
INTERNATIONAL TRUST -- SEPTEMBER 30, 2002


INTERNATIONAL EQUITY FUND


Objective

The International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

Strategy

The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"). The Fund is diversified as to issuers, market capitalization, industry and country.

Analysis

Equities continued to lose considerable ground during the year ended September 30, 2002. Overall, the non-U.S. developed equity markets (as measured by the MSCI EAFE index) collectively lost more than 15% in U.S. dollar terms during the period. In total, 17 of 21 equity markets included in the index, as well as 8 of the 10 sector groups, posted negative results. The Pacific Basin was a relatively strong performer losing only 7% in U.S. dollar terms versus a 19% loss for developed European countries. Traditional defensive sectors, such as consumer staples and materials, performed relatively better than the battered areas of technology and telecommunications where earnings shortfalls and downward guidance on future growth dominated.

The International Equity Fund underperformed the MSCI EAFE index during this time period by 0.26% (-15.79% for the fund versus -15.53% for the index). Positive stock selection within both the information technology and consumer staples sectors helped contribute to the strong performance. In addition, an overweight to the consumer discretionary sector added value as did the persistent underweight to the financials sector. The only major detractor, on a sector level, from further outperformance was the relatively weak stock selection within the financials area. On a country by country basis, the strong stock selection was broad in nature and evident in several different areas. For instance, the U.K., France and the Netherlands all posted solid stock selection helping to add further value for the fund relative to the MSCI EAFE index. In addition, the market weight to Japan in the portfolio over the past year has helped add further relative performance because of the relative strength of the Japanese market in the past twelve months.

The Fund's value-oriented manager outpaced the MSCI EAFE index over the period. Strong stock selection was mainly generated in the consumer staples sectors as holdings such as Imperial Tobacco and Unilever added significant value. In addition, the consistent overweight to the more defensive sectors such as consumer staples and materials over the past year added further relative value versus the benchmark.

The growth managers' exposure to growth-oriented stocks such as Vodafone, NTT DoCoMo, Taiwan Semiconductor and United Microelectronics detracted from performance during the continued global sell-off. For example, share prices of semiconductor companies were battered by sluggish orders and stalled deliveries. During the period, many surmised that excess inventories were close to a bottom and that demand would soon return. By the end of the period, however, recovery expectations were pushed out even further. We remain confident in our managers' abilities as their growth orientation has proven over time to add significant value.

The Fund is positioned to capitalize on restructuring efforts in globally competitive sectors. Our managers continue to believe that it will be those companies with executable business models that will excel despite their industry or country of domicile. Exposure to high-quality telecom and technology shares is fueled by our managers' view of the industries' long-term growth potential. Within the telecom sector, several of our managers favor the wireless companies over the incumbent carriers given the long-term thesis of wireless as a business. Fund holdings are focused on well-capitalized companies with strong management teams and solid strategies.

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SEI Institutional International Trust / Annual Report / September 30, 2002     1

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2002


INTERNATIONAL EQUITY FUND (Concluded)


The Fund is positioned to take advantage of many of the trends that likely will drive returns in the future. However, it is doing so in a risk controlled manner. The Fund was structured with six specialist investment managers, each investing within a specific area of the market and with a unique investment process. The Fund's structure guarantees that it will remain well diversified, with no single region, country, industry or stock dominating.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)
----------------------------------------------------------------------------
                            Annualized  Annualized  Annualized    Annualized
                    One Year    3 Year      5 Year     10 Year  Inception to
                      Return    Return      Return      Return          Date
----------------------------------------------------------------------------
Class A               -15.79%  -15.35%      -5.27%       2.17%         1.10%
----------------------------------------------------------------------------
Synthetic Class I     -15.79%  -15.35%      -5.27%       2.17%         1.10%
----------------------------------------------------------------------------


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                                  FUND CATEGORY
        EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Synthetic Class I, versus the Morgan Stanley MSCI EAFE Index
                        International        International       Morgan Stanley
                         Equity Fund          Equity Fund           MSCI EAFE
                          Class A               Class I                Index
9/30/92                  $100,000              $100,000              $100,000
9/93                      120,630               120,630               126,350
9/94                      128,254               128,254               138,783
9/95                      133,692               133,692               146,832
9/96                      146,860               146,860               159,489
9/97                      162,369               162,369               178,931
9/98                      148,162               148,162               164,008
9/99                      204,256               204,256               214,769
9/00                      212,732               212,732               221,598
9/01                      147,104               147,104               158,376
9/02                      123,877               123,877               133,780

1 For the period ended September 30, 2002. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. The Performance shown for the Class I Shares prior to such date is synthetic performance derived from the performance of Class A Shares. Class A Shares were offered beginning December 30, 1989. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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2     SEI Institutional International Trust / Annual Report / September 30, 2002
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Emerging Markets Equity Fund

Objective

The Emerging Markets Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.

Strategy

The Emerging Markets Equity Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investment Management Corporation ("SIMC"). The Fund is diversified as to issuers, market capitalization, industry and country.

Analysis

For the year ended September 30, 2002, Emerging Market Equities returned 7.90% as measured by the MSCI Emerging Markets Free Index. The Emerging Markets Fund returned 7.78%, underperforming the benchmark by 12 basis points. The year ended September 2002 started with a sharp rally in the fourth quarter of 2001 that extended into the first quarter of 2002. In response to the aggressive monetary easing that followed the attacks of September 11th, more cyclical and higher beta companies led the market on expectations of a global cyclical recovery. As the first signs of economic recovery faded, corporate scandals, disappointing earnings, high profile bankruptcies, and geopolitical concerns in the Middle East and Iraq raised risk aversion globally. Despite stronger fundamentals, emerging markets could not shake off the concerns of global investors, and initiated a retreat that extended into the third quarter of 2002.

Risk aversion hit Latin America the most, as investors focused on Brazil and the potential default of its foreign debt in face of a policy change after the presidential elections. Argentina was the worst performing market, as companies were unable to withstand the devaluation and deep recession. Mexico, often considered a safe heaven in emerging markets, was dragged down in line with its major trading partner: the U.S. The portfolio did well in Latin America. Despite an over-weight to Brazil, the under-weight to Argentina and Chile added to performance. Stock selection was strong in Brazil, thanks to the focus on high quality exporters. In Mexico, the focus on consumer and financial stocks, and the under-weight to telecom helped relative returns.

Europe Middle East & Africa saw heterogeneous performance across markets. The European Union convergence story helped markets like Czech Republic, where interest rates continued to decline, the currency strengthened, and foreign direct investment remained strong. Russia extended its positive momentum, on the back of a continuation of corporate and policy reforms and the support of a strong oil price. Turkey continued to disappoint investors after the political crisis hit the coalition government over the summer. The South African market was supported by the strength in materials in general, and gold and platinum in particular. Despite being under-weight to the resource sector in South Africa, and slightly over-weight to Turkey, the EMEA region was a positive contributor to performance thanks to the underweight to Israel -- driven by the Middle East tensions and poor outlook for technology stocks -- and the focus on Russian oil companies.

Asian markets, representing more than fifty percent of the emerging markets capitalization, out-performed the other emerging regions and major developed markets for the period ended September 30, 2002. Korea, one of the first markets to collapse after the technology bubble, led the region on the back of corporate reforms, improving return of equity, and a dynamic economy. As the global recovery failed to materialize, the Korean economy continued to gain strength thanks to the resurgence of consumer demand. A similar trend benefited South East Asia, Thailand and Indonesia in particular, where consumers are driving the domestic economy, insulating the markets from global jitters. Taiwan, heavy weighted in technology exports, failed to offer investors an attractive domestic sector and under-performed the rest of the region. Relative performance in Asia was strong, thanks to the underweight to Taiwan, and overweight to Korea, Thailand, and Indonesia.

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SEI Institutional International Trust / Annual Report / September 30, 2002     3

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2002



EMERGING MARKETS EQUITY FUND (Concluded)


Within these markets, the focus on financials in Korea and Thailand, and retailers in Korea added to performance.

As the global economic environment remained uncertain, our managers continued to maintain an exposure to domestic and globally oriented sectors and companies. While in the past few quarters these exposures were balanced, the tilt has recently shifted toward the domestic-oriented segment. Driven by bottom-up opportunities, managers continued to find attractive stocks across sectors and markets, maintaining a broad and diversified exposure to emerging markets.

EMERGING MARKETS EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN(1)
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                          Annualized  Annualized  Annualized
                One Year      3 Year      5 Year   Inception
                  Return      Return      Return     to Date
------------------------------------------------------------
Class A            7.78%     -10.45%     -12.36%      -5.19%
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                                [GRAPHIC OMITTED]
                                  FUND CATEGORY
        EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, versus the Morgan Stanley MSCI Emerging Markets Free Index, and the IFC Investable Composite Index SEI Emerging Markets Equity Fund, Class A Morgan Stanley MSCI Emerging Markets Free Index IFC Investible Composite

                        Emerging Markets   Morgan Stanley       IFC Investable
                             Equity         MSCI Emerging          Composite
                              Fund        Markets Free Index        Index
1/31/95                     $100,000          $100,000             $100,000
9/30/95                      106,507           107,547              106,691
9/30/96                      114,644           113,150              115,920
9/30/97                      126,625           120,572              122,075
9/30/98                       61,502            62,927               64,956
9/30/99                       91,164            98,493              101,715
9/30/00                       91,811            98,897              101,023
9/30/01                       60,742            66,103               68,665
9/30/02                       65,468            71,358               76,514

1 For the period ended September 30, 2002. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


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4     SEI Institutional International Trust / Annual Report / September 30, 2002
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INTERNATIONAL FIXED INCOME FUND


Objective

The International Fixed Income Fund seeks to provide capital appreciation and current income through investments in fixed income securities of non-U.S. dollar denominated issues. The Fund also seeks to provide U.S. based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their Funds. The Fund invests primarily in investment-grade, non-U.S. dollar denominated obligations. Although there are no restrictions on the Fund's overall duration, under normal conditions it is expected to range between four and six years.

Strategy

The International Fixed Income Fund undertook a number of key changes over the past year. On July 24, 2002, Fischer Francis Trees and Watts (FFTW) was appointed as sub-advisor to the Fund, replacing Strategic Fixed Income. Additionally, on August 1, 2002, the benchmark for the Fund changed from the Salomon Brothers Non-U.S. World Government Bond Index to the Lehman Global Aggregate, Ex-U.S. Index. The new index encompasses non-sovereign debt and was viewed as a better representation of the opportunity set now available to investors outside the U.S. market.

Under Strategic Fixed Income, Fund construction entailed a two-stage process that combined fundamental macroeconomic analysis with technical price analysis. First, a fundamental judgment was made about the direction of a market's interest rates and its currency. A technical price overlay was then applied to the fundamental position to ensure that the Fund is not substantially overweighted in a declining market or underweighted in a rising one.

Under FFTW, the Fund will be managed against a broad aggregate index inclusive of sovereign, mortgage and corporate securities. The portfolio will seek to add value through a number of diversified, balanced and uncorrelated positions, however the majority of the tracking error and expected value added will be derived from country and currency positions over the long-term.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund intends to be diversified across 6 to 12 countries and across the three major trading blocs:

North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.

Analysis

For the year ended September 30, 2002, the International Fixed Income Fund returned 8.70% under-performing the benchmark index, Lehman Global Aggregate, Ex-U.S. Index, return of 10.28%.

The last 12 months was a period of two halves for international bond investors. During the first half of the fiscal year a resurgence of economic growth, especially in the U.S., led to expectations of interest rate hikes across the globe. In addition, it was a period of U.S. dollar strength as U.S. economic fundamentals looked more favorable than Europe and Japan, and Japan had its foreign currency credit rating downgraded 1 notch by both S&P and Fitch to AA.

The second half of the fiscal year was a period of strong returns for international bond investors as both bonds rallied and the U.S. dollar weakened. Bonds were supported by equity market weakness and concerns over the global growth outlook. In Europe, reduced inflationary pressures, falling consumer confidence and comments from the European Central Bank all pushed yields lower. In the UK, bonds rallied due to concerns over the solvency ratios of the insurance sector, resulting in a flight to quality out of equities into bonds. Additionally, a report by the Bank of England reducing both growth and inflation forecasts boosted bonds. All markets were assisted by a strong rally in U.S. bonds over the period. The U.S. dollar also declined as the ability to finance the massive U.S. current account deficit through portfolio inflows into the U.S. was increasingly being questioned. In addition, weaker economic data and poor equity market performance also contributed to the dollars decline. The net result for the 12 months to September 30, 2002 was that the benchmark for the Fund returned 10.28% over the period.

The SEI International Fixed Income Fund under-performed its benchmark for the year due to its currency positioning. In the fourth quarter of 2001 the Fund added value from being underweight the yen


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SEI Institutional International Trust / Annual Report / September 30, 2002     5

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2002



INTERNATIONAL FIXED INCOME FUND (Concluded)


through a period of yen weakness. However over the next two quarters technical currency trading detracted from performance. In July and August, the Fund was positioned long the euro versus sterling and yen. While the euro rallied strongly to break through parity against the U.S. dollar at the start of the quarter, liquidation of long euro positions due to profit taking at the end of July and throughout August, as well as concerns over Europe's economic outlook relative to other economies, saw the euro fall and this detracted from returns. In September, FFTW initiated a long U.S. dollar position against the euro and yen and this added to performance.

An over-weight to Eastern Europe throughout the period was a positive contributor to performance. Poland continued its strong rally in bonds as its annual inflation rate fell to a record low of 1.20% in August 2002. Poland's central bank cut its benchmark interest rate 7.00% over the year. The benchmark rate has now fallen from 19.00% in January 2001 to the current level of 7.50%.

INTERNATIONAL FIXED INCOME FUND

AVERAGE ANNUAL TOTAL RETURN(1)
------------------------------------------------------------
                          Annualized  Annualized  Annualized
                One Year     3 Year       5 Year   Inception
                  Return     Return       Return     to Date
------------------------------------------------------------
Class A            8.70%      0.46%        2.38%       4.51%
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                                [GRAPHIC OMITTED]
                                  FUND CATEGORY
        EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Comparison of Change in the Value of a $100,000 Investment in the SEI International Fixed Income Fund, versus the Lehman Global Aggregate Index, Ex-U.S. and the Salomon WGBI, Non-U.S.

                                       Lehman Global
              International           Aggregate Index,          Salomon WGBI,
            Fixed Income Fund             Ex-U.S.                  Non-US
9/30/93          $100,000                $100,000                 $100,000
9/94              103,330                 104,840                  105,570
9/95              123,851                 124,110                  124,340
9/96              128,223                 132,686                  129,364
9/97              129,711                 132,234                  128,264
9/98              145,886                 149,875                  141,539
9/99              143,902                 145,963                  143,677
9/00              130,116                 131,819                  132,484
9/01              134,227                 137,131                  138,288
9/02              145,905                 151,228                  152,753

1 For the period ended September 30, 2002. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


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6     SEI Institutional International Trust / Annual Report / September 30, 2002
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EMERGING MARKETS DEBT FUND


Objective

The Emerging Markets Debt Fund seeks to maximize total return from a portfolio consisting of primarily high yield, below-investment grade fixed income securities from emerging markets of foreign countries. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Under normal circumstances, the Fund is anticipated to be invested primarily in U.S. dollar-denominated emerging debt.

Strategy

Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/ political/debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 15-20 countries.

The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within, emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.

Analysis

The Emerging Markets Debt Fund returned 2.15% for the fiscal year ended September 30, 2002, outperforming the J.P. Morgan Emerging Markets Bond Plus Index return of -1.14%. The Fund's underweights to Argentina along with overweights to Mexico and Russia enhanced performance during the fiscal year. The Fund's overweight to Brazil along with underweights to South Korea, Qatar and Poland detracted from returns.

Emerging markets debt turned in a volatile year as a slowing U.S. economy, the U.S. Federal Reserve's cut of interest rates by an additional 75 basis points, a drastic slide in the U.S. equity markets, high oil prices, along with fiscal/political problems in Argentina and Brazil kept investors attention. A steady climb in oil prices was viewed as favorable by investors as oil-exporting countries benefited, and were able to increase reserves. Russia, Venezuela, Algeria, Qatar and Mexico were among some of the emerging countries that reaped the benefit of escalating oil prices. A fiscal crisis in Argentina with spillover into Brazil led those countries to be two of the only negative performing countries in the marketplace. A rapidly declining U.S. equity market caused some investors to take less risky positions, either moving into higher quality EMD countries or moving money out of EMD completely, thus dropping prices. Emerging market spreads widened 35 basis points from the previous period, and ended the year at 1,042 basis points over comparable U.S. Treasuries. In the wake of the market's spread widening, the Fund's overall longer spread duration detracted from return.

By far, the events in Argentina consumed investor's attention during the beginning of the fiscal year. The country experienced a `roller coaster' of performance at the end of 2001 as political, fiscal and economic uncertainty led to increased volatility in the country's bond prices and eventual default. Argentina is in the midst of a 5-year recession coinciding with an increasing load of debt and in the past year has attempted to come up with different measures to pull itself out of the recession and ease the debt burden on the slowing economy. All of these issues led Argentina to default on its debt in late 2001, and bond prices fell 62% during the past 12 months.

Also, holding the market's attention was Argentina's neighbor Brazil, which also experienced volatility during the fiscal year. Concern regarding a presidential election escalated when the opposition candidate took a large lead heading into the October 2002 elections. This fear stemmed from previous statement by the opposition candidate regarding possible defaulting on the country's debt. During the summer months, Brazil bonds fell as polls showed the opposition candidate widening his lead. For the period, Brazil bonds fell 20% and the Fund is overweight, which detracted from performance.

Mexico was one of the top performing countries in Latin America during the period returning in excess of 14%. Concern regarding the situations in Argentina and Brazil, coupled with an enhanced fiscal


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SEI Institutional International Trust / Annual Report / September 30, 2002     7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2002



EMERGING MARKETS DEBT FUND (Concluded)


situation allowed investors to move assets out of riskier countries and into the higher credit quality Mexican bonds. Mexico has shown excellent ability in spurring economic growth coupled with strong desire to cut costs, which are key points reviewed by rating agencies. A slow down in the U.S. economy did adversely affect the growth in the Mexican economy somewhat; however the country's ability to cut costs and implement tax reforms is allowing the country to buy back bonds, thus lessening debt servicing costs. The rating agencies viewed Mexico's reforms positively as both now have the country rated as an investment grade. S&P raised Mexico to investment grade status during the fiscal year, shifting its rating to BBB-. Additionally, Moody's upgraded Mexico's rating further to Baa2 from Baa3 during the year. The Fund is overweight Mexico, which benefited returns.

The strongest performing country in Emerging Markets Debt during the fiscal year was Russia, which returned over 45%. Improving fundamentals and successful reforms enacted by President Putin continued to support bond prices and narrow spreads. High oil prices and Russia's ability to increase reserves and collect revenues aided the country's returns. Russia has been diligently taking the extra revenues and pre-paying outstanding debt. The Fund's overweight to Russia was a large positive contributor to performance for the fiscal year.

Amid the volatile market environment, higher quality countries performed very strongly as investors moved assets in a `flight to quality'. Poland, Qatar and South Korea all performed strongly during the year due to their higher quality stature. The Fund is underweight all three countries which detracted from performance.

Given the outlook that fundamentals will continue to improve for most emerging market debt countries, and that increased demand for emerging market debt will be sustained, the Fund will continue to maintain a neutral spread duration and invest in those countries that exhibit the ability to service their debt and are enacting positive reforms.

EMERGING MARKETS DEBT FUND

AVERAGE ANNUAL TOTAL RETURN(1)
------------------------------------------------------------
                          Annualized  Annualized  Annualized
                One Year     3 Year       5 Year   Inception
                  Return     Return       Return     to Date
------------------------------------------------------------
Class A            2.15%     11.05%        3.43%       4.44%
------------------------------------------------------------


                                [GRAPHIC OMITTED]
                                  FUND CATEGORY
        EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Plus Index

                             SEI Emerging                       J.P. Morgan
                              Markets Debt                    Emerging Markets
                                 Fund                         Bond Plus Index
6/30/97                         $100,000                         $100,000
9/30/97                          106,198                          106,908
9/30/98                           69,984                           79,860
9/30/99                           91,785                           98,220
9/30/00                          117,549                          125,761
9/30/01                          123,062                          127,987
9/30/02                          125,707                          126,528

1 For the period ended September 30, 2002. Past performance is no indication of future performance. Class A Shares were offered beginning June 29, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


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8     SEI Institutional International Trust / Annual Report / September 30, 2002

SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2002


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of SEI Institutional International Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds (constituting the SEI Institutional International Trust, hereafter referred to as the "Trust") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 22, 2002


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SEI Institutional International Trust / Annual Report / September 30, 2002     9

SCHEDULE OF INVESTMENTS


INTERNATIONAL EQUITY FUND

September 30, 2002
--------------------------------------------------------------------------------
                                                               Market Value
Description                                           Shares  ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK-- 97.3%
AUSTRALIA--2.9%
 Australia and New Zealand
 Banking Group                                       386,200      $   3,704
 Baycorp Advantage                                   190,593            326
 BHP Billiton                                      2,198,665         10,813
 BHP Steel (A)*                                       22,769             33
 Billabong International                             210,729            836
 Brambles Industries                                  82,500            289
 Commonwealth Bank of Australia                      139,000          2,277
 Computershare                                       226,464            271
 Corporate Express Australia                         695,000          1,983
 CSL                                                  56,000            671
 Foodland Associated                                 190,000          1,962
 Foster's Group                                      797,325          1,997
 Macquarie Bank                                       28,350            341
 Macquarie Infrastructure Group                    1,057,000          1,717
 National Australia Bank                             234,871          4,273
 Newcrest Mining                                     220,000            807
 News (A)                                            280,183          1,338
 Patrick                                             105,000            789
 Qantas Airways                                      727,024          1,414
 QBE Insurance Group                                 975,757          3,796
 Resmed*                                             195,500            552
 Rio Tinto                                            48,500            799
 Santos                                              292,002            966
 Suncorp-Metway                                      308,000          1,942
 Telstra                                           2,474,573          6,374
 Westpac Banking                                     117,500            884
 WMC                                                 272,800          1,051
 Woolworths                                          505,543          3,379
                                                                  ---------
                                                                     55,584
                                                                  ---------

BRAZIL--0.1%
  Cia Vale do Rio Doce ADR (A)*                       43,000            978

CANADA--0.6%
  Abitibi-Consolidated                               185,600          1,248
  Alcan Aluminum                                      30,600            757
  BCE*                                               182,600          3,235
   Bombardier, Series B                  USD          22,600             62
  Bombardier, Series B                                20,000             55
  Suncor Energy                                       71,500          1,231
  Telus                                              111,200            757
  Thomson                                            170,800          4,235
                                                                    -------
                                                                     11,580
                                                                    -------

--------------------------------------------------------------------------------
                                                               Market Value
Description                                           Shares  ($ Thousands)
--------------------------------------------------------------------------------
 DENMARK--0.2%
  Danisco A/S                                        109,385      $   3,813
  Novo-Nordisk A/S, Class B                           12,900            352
                                                                  ---------
                                                                      4,165
                                                                  ---------

 FINLAND--0.8%
  Nokia Oyj (A)                                    1,013,300         13,469
  UPM-Kymmene Oyj                                     75,800          2,083
                                                                  ---------
                                                                     15,552
                                                                  ---------

 FRANCE--11.1%
  Accor                                              233,139          6,809
  Air Liquide                                         21,487          2,654
  Alcatel (A)                                        660,862          1,535
  Aventis                                            698,490         36,587
  BNP Paribas                                        132,370          4,315
  Bouygues (A)                                       185,360          4,763
  Carrefour                                          604,368         24,250
  Cie de Saint-Gobain                                527,191         11,640
  Cie Generale D'Optique Essilor International        30,100          1,221
  Groupe Danone                                      107,448         12,955
  L'Oreal                                             70,869          5,113
  LVMH Moet Hennessy Louis Vuitton (A)               340,514         12,418
  Michelin (C.G.D.E.), Class B                        21,900            615
  Pechiney                                            27,100            721
  Pernod-Ricard (A)                                   43,981          3,955
  Renault                                             67,900          2,925
  Sanofi-Synthelabo                                  305,700         17,236
  Schneider Electric                                 160,475          7,118
  Societe Generale, Class A                           88,100          3,714
  Societe Television Francaise 1                      44,400            943
  TotalFinaElf                                       319,749         42,092
  Valeo                                              366,944         10,528
  Vivendi Universal (A)                              195,800          2,196
                                                                  ---------
                                                                    216,303
                                                                  ---------

GERMANY--4.2%
  Aixtron                                             45,400            213
  Allianz                                             12,000          1,033
  Bayer                                              437,913          7,548
  Bayerische Motoren Werke (A)                        40,000          1,283
  DaimlerChrysler                                     73,700          2,469
  Deutsche Bank                                      264,199         12,089
  Deutsche Telekom (A)                               459,160          3,880
  E.ON                                               357,606         16,858
  Epcos (A)*                                          29,100            206
  Infineon Technologies (A)*                         601,220          3,244
  Metro                                               68,500          1,192
  Muenchener Rueckversicherungs (A)                  147,717         15,066
  RWE                                                 83,405          2,473

--------------------------------------------------------------------------------
10    SEI Institutional International Trust / Annual Report / September 30, 2002

--------------------------------------------------------------------------------
                                                               Market Value
Description                                           Shares  ($ Thousands)
--------------------------------------------------------------------------------
  SAP                                                  7,700      $     342
  Siemens                                             70,100          2,352
  ThyssenKrupp                                       186,900          1,986
  TUI                                                 34,000            523
  Volkswagen                                         228,712          8,318
                                                                  ---------
                                                                     81,075
                                                                  ---------

GREECE--0.1%
  Hellenic Telecommunications
  Organization                                       146,100          1,649

HONG KONG--2.0%
  Cathay Pacific Airways                             163,000            220
  Cheung Kong Holdings                               566,000          3,570
  China Insurance International Holdings           1,600,000            631
  China Mobile*                                    3,055,500          7,052
  CNOOC                                              425,000            591
  Cosco Pacific                                    1,050,000            734
  Esprit Holdings                                    420,000            646
  Fountain SET Holdings                            2,000,000            801
  Hang Lung Properties (A)                         1,100,000            980
  Hang Seng Bank                                     326,700          3,424
  Hengan International Group                       1,950,000            538
  Hong Kong & China Gas                              827,570          1,109
  Hong Kong Electric Holdings                        430,000          1,819
  Hong Kong Land Holdings*                         2,000,215          2,600
  Hutchison Whampoa                                  540,400          3,132
  Johnson Electric Holdings                        1,250,000          1,250
  Li & Fung                                        1,060,000          1,006
  Shangri-La Asia                                  1,899,000          1,096
  Sun Hung Kai Properties                            735,800          4,321
  Swire Pacific                                      380,000          1,501
  TCL International Holdings                       2,050,000            585
  Techtronic Industries                            1,810,000          1,392
                                                                  ---------
                                                                     38,998
                                                                  ---------

IRELAND--0.2%
  Allied Irish Banks                                 135,720          1,623
  CRH                                                158,571          1,779
  Irish Life & Permanent                              90,000          1,023
                                                                  ---------
                                                                      4,425
                                                                  ---------

ITALY--2.1%
  Assicurazioni Generali                              43,500            638
  ENI-Ente Nazionale Idrocarburi                   1,423,652         19,529
  IntesaBci                                        2,016,345          3,388
  Mediaset (A)                                       925,279          5,752
  Telecom Italia (A)                               1,489,687          7,405
  TIM (A)                                          1,162,068          4,525
                                                                  ---------
                                                                     41,237
                                                                  ---------


--------------------------------------------------------------------------------
                                                               Market Value
Description                                           Shares  ($ Thousands)
--------------------------------------------------------------------------------
JAPAN--21.1%
  Acom (A)                                            48,200      $   2,035
  Aderans                                             23,000            444
  Advantest (A)                                       87,500          3,400
  Aeon                                               213,000          5,459
  Aiful (A)                                           31,755          1,834
  Aisin Seiki (A)                                     89,000          1,138
  Amano (B)                                          133,000            829
  Asahi Kasei (A)                                    921,000          2,497
  Asatsu-DK                                           78,400          1,472
  Avex                                                21,900            295
  Banyu Pharmaceutical                               108,700          1,147
  Bellsystem 24                                       11,730          2,029
  Bridgestone                                        237,000          2,819
  C&S                                                 63,000          1,356
  Canon (A)                                          605,683         19,801
  Capcom                                              49,200          1,123
  Central Japan Railway                                  170          1,079
  Chubu Electric Power                                46,400            781
  Chugai Pharmaceutical (A)                          105,000            888
  Credit Saison (A)                                  122,000          2,681
  Dai Nippon Printing (A)                            593,000          6,425
  Daikin Industries                                   47,000            884
  Daiwa House Industry                               203,000          1,241
  Daiwa Securities Group (A)                       1,312,000          7,242
  Denso                                              258,500          4,206
  East Japan Railway                                   1,092          5,095
  FamilyMart                                          55,000          1,299
  Fuji Heavy Industries (A)                          350,000          1,228
  Fuji Photo Film                                    265,000          7,902
  Fuji Soft ABC                                       77,200          1,398
  Fuji Television Network                                798          3,507
  Fujikura                                           477,000          1,117
  Fujisawa Pharmaceutical                             44,000            904
  Fujitsu (A)                                      1,772,000          7,656
  Funai Electric                                      13,800          1,290
  Goodwill Group                                         453          1,395
  Hirose Electric                                     63,900          4,588
  Hitachi (A)                                        525,000          2,631
  Hitachi Capital                                     45,900            576
  Hitachi Metals                                     345,000            972
  Honda Motor (A)                                    223,900          9,067
  Hosiden                                            129,700          1,466
  Hoya                                                29,800          1,848
  Ito-Yokado                                         147,000          5,772
  Japan Airlines System (1) (A)*                     261,000            632
  Japan Airport Terminal                              33,000            238
  Japan Telecom Holdings                                 310            772
  Japan Tobacco (A)                                      766          4,832
  JSR                                                148,000          1,143
  Kamigumi                                           304,000          1,388
  Kaneka                                             205,000          1,155

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    11

SCHEDULE OF INVESTMENTS

September 30, 2002
--------------------------------------------------------------------------------
                                                               Market Value
Description                                           Shares  ($ Thousands)
--------------------------------------------------------------------------------
 Kanematsu*                                          951,000      $   1,226
 Kansai Electric Power (A)                            60,500            850
 Kao (A)                                              65,000          1,434
 Keihin                                              148,700          1,611
 Keyence                                               5,900            991
 Konami (A)                                           57,000          1,465
 Kyocera                                              43,200          2,892
 Lawson                                              114,500          3,471
 Mabuchi Motor                                        20,800          1,837
 Mandom (A)                                           15,000            293
 Marui                                               103,000          1,116
 Matsushita Electric Industrial (A)                  945,000          9,804
 Matsushita Electric Works                            96,000            584
 Millea Holdings (A)*                                  1,008          8,081
 Mitsubishi Estate (A)                               452,000          3,613
 Mitsubishi Heavy Industries (A)                   1,121,000          3,057
 Mitsubishi Motors (A)*                              613,000          1,239
 Mitsubishi Pharma                                   153,000          1,175
 Mitsubishi Securities (A)                           328,000          1,986
 Mitsui (A)                                          312,000          1,638
 Mitsui Fudosan                                      460,000          3,741
 Mitsui Mining & Smelting                            910,000          1,981
 Mitsui Sumitomo Insurance                         1,510,000          7,082
 Mizuho Holdings (A)                                   1,692          3,961
 Mori Seiki                                           99,300            595
 Murata Manufacturing                                 18,400            937
 Namco (A)                                            68,000          1,218
 NEC (A)                                             604,000          2,912
 Nichiei Kyoto                                        80,700            355
 Nikko Cordial                                       500,000          2,378
 Nikon (A)                                           177,000          1,351
 Nintendo                                             73,700          8,584
 Nippon Broadcasting Systems                          35,000          1,035
 Nippon Comsys                                       156,000            824
 Nippon Meat Packers                                 107,000            857
 Nippon System Development                            83,800          1,449
 Nippon Telegraph & Telephone                          2,228          7,412
 Nippon Television Network                             2,520            429
 Nissan Motor (A)                                  2,320,400         17,230
 Nissin Healthcare Food Service                       17,000            366
 Nitto Denko                                         101,600          2,579
 Nomura Holdings                                     642,000          8,438
 NTT DoCoMo                                            4,479          7,653
 Obic                                                  4,300            749
 Olympus Optical (A)                                  45,000            659
 ORIX (A)                                            118,600          6,985
 Osaka Gas (A)                                       455,000          1,110
 Pioneer                                              97,000          1,605
 Promise (A)                                          57,300          2,207
 Rohm                                                101,420         11,905
 Sankyo (A)                                          529,100          6,850
 Santen Pharmaceutical (A)                           113,000            966
 Sanyo Electric                                      451,000          1,526
 Secom                                                53,000          2,120

--------------------------------------------------------------------------------
                                                               Market Value
Description                                           Shares  ($ Thousands)
--------------------------------------------------------------------------------
  Sega*                                               85,100       $  1,590
  Sekisui House (A)                                  799,000          5,966
  Shimachu                                            57,000            923
  Shimamura                                            3,700            231
  Shin-Etsu Chemical                                 200,500          6,637
  Shionogi (A)                                       380,000          4,101
  Shiseido (A)                                       113,000          1,349
  Sony (A)                                           151,500          6,359
  Sumitomo                                           883,000          4,533
  Sumitomo Electric Industries (A)                   634,000          3,635
  Sumitomo Mitsui Banking                            223,000          1,253
  Sumitomo Realty & Development (A)                  122,000            701
  Suzuki Motor (A)                                   201,000          2,267
  Taisho Pharmaceutical                               50,000            785
  Taiyo Yuden (A)                                     51,000            779
  Takeda Chemical Industries (A)                     123,000          4,961
  Tanabe Seiyaku                                     105,000            835
  TDK (A)                                             68,300          2,654
  TIS                                                 23,000            326
  Tokai Rubber Industries                             10,000             90
  Tokyo Electric Power (A)                           126,900          2,293
  Tokyo Electron (A)                                  90,500          3,464
  Tokyo Gas (A)                                      974,000          2,848
  Tokyu (A)                                          487,000          1,796
  TonenGeneral Sekiyu                                130,000            831
  Toppan Forms (A)                                    80,200            928
  Toppan Printing (A)                                595,398          5,258
  Toray Industries (A)                               689,000          1,675
  Toyo Seikan Kaisha                                 300,000          3,364
  Toyota Motor                                       440,600         11,328
  Trend Micro*                                        19,000            499
  UFJ Holdings (A)                                       454          1,205
  Ushio                                              160,000          1,695
  Watami Food Service                                170,300          1,238
  Yamanouchi Pharmaceutical (A)                      474,700         10,411
  Yamatake                                           139,000            770
  Yamato Transport (A)                               114,000          1,714
                                                                   --------
                                                                    412,680
                                                                   --------

 LUXEMBOURG--0.0%
  SES GLOBAL                                          92,000            455
                                                                   --------

 MEXICO--0.3%
  America Movil, Series L ADR                        132,600          1,602
  Telefonos de Mexico, Series L ADR                  161,300          4,540
                                                                   --------
                                                                      6,142
                                                                   --------

 NETHERLANDS--8.8%
  ABN Amro Holding                                   438,942          4,807
  Aegon                                              651,945          6,121
  Akzo Nobel                                         524,535         16,900
  ASML Holding (A)*                                  136,600            840
  CSM                                                203,845          4,394


--------------------------------------------------------------------------------
12    SEI Institutional International Trust / Annual Report / September 30, 2002

--------------------------------------------------------------------------------
                                                             Market Value
Description                                         Shares  ($ Thousands)
--------------------------------------------------------------------------------
  Fortis                                           216,960      $   3,023
  Hagemeyer                                        110,000            833
  Heineken                                         261,114         10,247
  Heineken Holding                                 111,250          3,193
  ING Groep (A)                                    926,684         12,831
  Koninklijke Philips Electronics                1,149,383         16,698
  Koninklijke Philips Electronics (NY Shares)       16,100            234
  Numico                                            38,600            411
  Royal Dutch Petroleum (A)                        547,523         22,105
  Royal Dutch Petroleum (NY Shares)                 21,200            852
  Royal KPN*                                     4,902,846         25,439
  TPG                                              671,569         11,256
  Unilever (A)                                     270,283         16,000
  VNU                                              404,244          9,393
  Wolters Kluwer (A)                               316,721          5,728
                                                                ---------
                                                                  171,305
                                                                ---------

 NEW ZEALAND--0.3%
  Fisher & Paykel Appliances Holdings               48,573            231
  Fletcher Building                                430,653            604
  Telecom                                        1,530,139          3,531
  Warehouse Group                                  218,451            732
                                                                ---------
                                                                    5,098
                                                                ---------

 NORWAY--0.1%
  Statoil ASA                                      367,100          2,799

 PORTUGAL--0.1%
  Electricidade de Portugal                      1,394,673          2,081

 SINGAPORE--1.3%
  City Developments                                196,000            518
  DBS Group Holdings                               192,649          1,214
  DBS Group Holdings ADR*                          381,000          2,399
  Great Eastern Holdings                           109,000            521
  Keppel                                           210,000            513
  Oversea-Chinese Banking                          401,000          2,166
  Singapore Airlines                               240,000          1,296
  Singapore Press Holdings                         214,000          2,288
  Singapore Technologies Engineering             1,675,000          1,574
  Singapore Telecommunications (A)               6,236,000          4,842
  United Overseas Bank                           1,256,720          8,415
                                                                ---------
                                                                   25,746
                                                                ---------

 SOUTH KOREA--1.1%
  Kookmin Bank ADR*                                 38,139          1,351
  KT ADR                                            86,758          1,924
  Samsung Electronics                                7,170          1,751
  Samsung Electronics GDR (A)                      144,625         17,138
                                                                ---------
                                                                   22,164
                                                                ---------




--------------------------------------------------------------------------------
                                                             Market Value
Description                                         Shares  ($ Thousands)
--------------------------------------------------------------------------------
SPAIN--2.4%
 Altadis                                            56,500      $   1,254
 Banco Bilbao Vizcaya Argentaria                 1,742,861         13,022
 Iberdrola                                         932,491         12,073
 Inditex (A)                                       167,400          3,391
 Telefonica*                                     2,349,862         17,511
                                                                ---------
                                                                   47,251
                                                                ---------

SWEDEN--2.3%
 Assa Abloy                                      1,251,782         12,150
 Atlas Copco                                       616,591         10,274
 ForeningsSparbanken                               411,677          4,107
 Nordea                                          1,156,166          4,588
 Securitas                                       1,039,495         12,892
 Svenska Handelsbanken                              72,000            897
 Telefonaktiebolaget LM Ericsson*                  890,060            323
                                                                ---------
                                                                   45,231
                                                                ---------

SWITZERLAND--8.3%
 Adecco (A)                                        321,560         10,881
 Compagnie Financiere Richemont (A)                218,837          3,246
 Credit Suisse Group (A)*                          371,174          7,281
 Holcim                                             36,105          5,716
 Nestle                                             87,944         19,222
 Novartis                                          936,654         37,035
 Roche Holding                                     387,917         26,239
 Schindler Holding                                  10,440          1,843
 STMicroelectronics (A)                            110,600          1,488
 STMicroelectronics (NY Shares) (A)                 31,800            430
 Swiss Reinsurance                                 105,737          5,946
 Swisscom                                           16,793          4,668
 Syngenta                                          281,255         15,350
 UBS*                                              485,682         20,209
 Zurich Financial Services                          20,760          1,938
                                                                ---------
                                                                  161,492
                                                                ---------

TAIWAN--0.3%
 Taiwan Semiconductor Manufacturing
 ADR*                                              622,785          3,955
 United Microelectronics ADR (A)*                  568,966          2,008
                                                                ---------
                                                                    5,963
                                                                ---------

UNITED KINGDOM--26.6%
 Allied Domecq                                   1,220,133          7,694
 ARM Holdings*                                     329,600            643
 AstraZeneca                            SEK        271,886          8,093
 AstraZeneca                                       357,977         10,854
 AstraZeneca ADR                                     1,300             40
 Aviva                                             429,400          2,414
 BAA                                               957,174          7,963

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    13

SCHEDULE OF INVESTMENTS


INTERNATIONAL EQUITY FUND (Concluded)

September 30, 2002
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                          Shares       ($ Thousands)
--------------------------------------------------------------------------------
 BAE Systems                                      7,222,370          $   21,807
 Barclays                                         1,342,808               7,845
 BG Group                                           564,000               2,211
 BHP Billiton                                     1,186,422               5,504
 BOC Group                                          512,679               6,990
 BP                                               4,733,351              31,636
 Brambles Industries                                301,800                 982
 British American Tobacco                           726,959               7,419
 British Sky Broadcasting*                        2,410,008              19,424
 BT Group                                         5,101,971              13,198
 Bunzl                                              479,865               3,328
 Cadbury Schweppes                                2,535,134              16,944
 Centrica                                           453,000               1,181
 Compass Group                                      286,100               1,192
 GlaxoSmithKline                                  2,571,145              49,734
 GUS                                                701,681               5,981
 Hays                                             3,614,584               6,508
 HBOS                                               149,600               1,382
 HSBC Holdings                                    1,204,792              12,202
 Imperial Tobacco Group                             761,874              12,041
 J Sainsbury                                      1,175,638               5,177
 Kingfisher                                       1,678,465               5,437
 Lattice Group                                    1,769,737               4,766
 Legal & General Group                            5,157,611               7,016
 Lloyds TSB Group                                 2,490,867              18,391
 Marks & Spencer Group                            1,357,770               6,854
 National Grid Group                                566,200               4,020
 Next                                               116,410               1,701
 Pearson                                            316,100               2,533
 Prudential                                         766,332               4,091
 Reckitt Benckiser                                  125,100               2,361
 Reed Elsevier                                    5,311,999              45,653
 Rentokil Initial                                 1,990,545               6,519
 Reuters Group                                      495,200               1,760
 Rolls-Royce                                      1,018,210               1,601
 Royal Bank of Scotland Group                       616,769              11,639
 Scottish & Newcastle                             1,198,201              10,552
 Shell Transport & Trading                        4,344,589              25,894
 Shire Pharmaceuticals*                              75,000                 607
 Smiths Group                                       385,840               3,889
 Standard Chartered                                 438,586               4,518
 Unilever                                         2,662,314              24,157
 Vodafone Group                                  35,399,303              45,370
 Wolseley                                           301,360               2,396
 WPP Group                                        1,034,363               6,938
 Xstrata*                                            76,000                 765
                                                                     ----------
                                                                        519,815
                                                                     ----------

 Total Foreign Common Stock
 (Cost $2,408,404)                                                    1,899,768
                                                                     ----------


--------------------------------------------------------------------------------
                                          Shares/Face Amount       Market Value
Description                                      (Thousands)      ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCK--0.1%
AUSTRALIA--0.1%
 News                                                440,000        $     1,800
                                                                    -----------
BRAZIL--0.0%
 Cia Vale do Rio Doce ADR                             17,000                368
                                                                    -----------
Total Foreign Preferred Stock
 (Cost $3,069)                                                            2,168
                                                                    -----------
COMMON STOCK--0.0%
UNITED STATES--0.0%
 Gen-Probe (A)*                                       12,040                205
                                                                    -----------
Total Common Stock
 (Cost $515)                                                                205
                                                                    -----------

RIGHTS--0.0%
UNITED KINGDOM--0.0%
 Legal & General Group,
  Expires 10/22/02                                 1,340,978                580
                                                                    -----------
Total Rights
 (Cost $0)                                                                  580
                                                                    -----------

FOREIGN CONVERTIBLE BONDS--0.1%
JAPAN--0.1%
 Capcom
        1.000%, 09/30/05                  JPY        120,000              1,064
 Sanwa International Finance
        1.250%, 08/01/05                  JPY         84,000                287
                                                                    -----------
                                                                          1,351
                                                                    -----------

LUXEMBOURG--0.0%
 Hellenic Finance
        2.000%, 08/02/05                  EUR            181                184
                                                                    -----------
Total Foreign Convertible Bonds
 (Cost $2,585)                                                            1,535
                                                                    -----------

U.S. TREASURY OBLIGATIONS--0.1%
UNITED STATES--0.1%
 U.S. Treasury Bills (2)
        1.582%, 02/27/03                              $2,700              2,683
                                                                    -----------

Total Treasury Obligations
 (Cost $2,682)                                                            2,683
                                                                    -----------


--------------------------------------------------------------------------------
14    SEI Institutional International Trust / Annual Report / September 30, 2002

--------------------------------------------------------------------------------
                                                 Face Amount       Market Value
Description                                      (Thousands)      ($ Thousands)
--------------------------------------------------------------------------------
TIME DEPOSIT--0.0%
UNITED STATES--0.0%
State Street Bank
        1.688%, 10/02/02                               $ 290        $       290
                                                                    -----------

Total Time Deposit
 (Cost $290)                                                                290
                                                                    -----------

REPURCHASE AGREEMENTS--0.6%
 Morgan Stanley
  1.850%, dated 09/30/02,
  matures 10/01/02, repurchase
  price $3,148,777 (collateralized
  by U.S. Government Obligations:
  total market value $3,229,800)                       3,149              3,149
 State Street Bank
  0.850%, dated 09/30/02,
  matures 10/01/02, repurchase
  price $7,373,174 (collateralized
  by U.S. Treasury Obligations:
  total market value $7,529,063)                       7,373              7,373
                                                                    -----------

Total Repurchase Agreements
 (Cost $10,522)                                                          10,522
                                                                    -----------

Total Investments--98.2%
 (Cost $2,428,067)                                                  $ 1,917,751
                                                                    ===========



Percentages are based on Net Assets of $1,953,402,179.

*   Non-Income Producing Security
(1) Securities fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
(2) Securities pledged as collateral on open futures contracts. Zero coupon security, the rate shown is the effective yield at time of purchase.
(A) This security or a partial postion of this security is on loan at September 30, 2002 (see note 10). The total value of securities on loan at September 30, 2002 was $269,568,868.
ADR -- American Depository Receipt
EUR -- Euro
GDR -- Global Depository Receipt
JPY -- Japanese Yen
SEK -- Swedish Krona
USD -- U.S. Dollar

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    15

SCHEDULE OF INVESTMENTS


EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK-- 88.4%
ARGENTINA--0.2%
 Perez Companc ADR*                                     73,966       $      372
 Quilmes Industrial ADR                                 63,020              466
 Siderca SAIC ADR                                       18,380              286
                                                                     ----------
                                                                          1,124
                                                                     ----------

BRAZIL--3.2%
 Aracruz Celulose ADR                                   20,943              307
 Banco Bradesco ADR                                     23,708              251
 Banco Itau ADR                                         71,170            1,115
 Brasil Telecom                                      1,319,771                3
 Brasil Telecom Participacoes ADR                       74,106            1,646
 Cia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR                                83,561              989
 Cia de Bebidas das Americas ADR                       383,212            4,108
 Cia de Saneamento Basico do
 Estado de Sao Paulo                                48,470,000              968
 Cia Energetica de Minas Gerais ADR                     33,987              182
 Cia Paranaense de Energia ADR                          32,265               62
 Cia Siderurgica Nacional                           62,401,300              489
 Cia Siderurgica Nacional ADR                           17,200              140
 Cia Vale do Rio Doce ADR*                              48,290            1,099
 Eletropaulo Metropolitana de Sao Paulo              1,857,862               11
 Empresa Brasileira de Aeronautica ADR                 159,509            2,121
 Gerdau ADR                                             55,925              386
 Petroleo Brasileiro SA--Petrobras                     195,588            1,943
 Petroleo Brasileiro SA--Petrobras ADR                 345,512            3,707
 Tele Celular Sul Participacoes ADR                     77,000              508
 Tele Centro Oeste Celular
 Participacoes ADR                                     185,900              431
 Tele Norte Leste Participacoes ADR                    151,700              804
 Telesp Celular Participacoes ADR*                       3,000                5
 Ultrapar Participacoes ADR (B)                         93,900              530
 Uniao de Bancos Brasileiros GDR                       175,000            1,243
 Votorantim Celulose e Papel
 SA-- VCP ADR                                           32,241              450
                                                                     ----------
                                                                         23,498
                                                                     ----------

CHILE--1.0%
 Banco de Chile ADR                                     50,220              728
 Banco Santander Chile ADR                              68,766            1,217
 Cia Cervecerias Unidas ADR                            108,470            1,374
 Cia de Telecomunicaciones de Chile ADR                200,150            1,749
 Distribucion y Servicio D&S ADR                       119,374            1,039
 Enersis SA/Chile ADR*                                 102,069              457
 Quinenco ADR (B)                                      204,600              827
                                                                     ----------
                                                                          7,391
                                                                     ----------



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
CHINA--3.2%
 Aluminum Corp of China                              8,002,000       $      790
 Beijing Datang Power Gen                           12,576,000            4,716
 China Southern Airlines                            10,090,000            2,510
 Huaneng Power International                         5,247,000            4,104
 PetroChina                                         28,684,000            5,811
 Qingling Motors                                     6,804,200              654
 Shandong International Power
 Development                                         4,724,100            1,072
 Sinopec Shanghai Petrochemical*                     3,930,000              433
 Sinopec Yizheng Chemical Fibre                      7,082,600              853
 Zhejiang Expressway                                 8,186,000            2,729
                                                                     ----------
                                                                         23,672
                                                                     ----------

CROATIA--0.2%
 Pliva D.D. (A)                                         93,200            1,146
                                                                     ----------

CZECH REPUBLIC--1.0%
 CEZ                                                   360,400            1,102
 Komercni Banka AS                                     104,754            5,932
                                                                     ----------
                                                                          7,034
                                                                     ----------

EGYPT--0.9%
 Commercial International Bank GDR                     196,200            1,103
 Misr International Bank SAE GDR (A)(B)                428,325              685
 Mobinil-Eqyptian Mobile                               444,283            2,726
 Orascom Construction Industries (B)                   158,494              966
 Suez Cement GDR (A)                                   164,448            1,113
                                                                     ----------
                                                                          6,593
                                                                     ----------

HONG KONG--4.4%
 Brilliance China Automotive Holdings                3,905,500              496
 Chaoda Modern Agriculture                           1,546,000              392
 China Merchants Holdings International              5,475,000            3,861
 China Mobile*                                       6,611,500           15,258
 China Mobile ADR*                                     113,900            1,287
 Citic Pacific                                         233,000              497
 CNOOC                                               7,077,000            9,845
 Mandarin Oriental International*                      247,000              114
 Shanghai Industrial Holdings                          410,000              623
 Texwinca Holdings                                     652,000              439
                                                                     ----------
                                                                         32,812
                                                                     ----------

HUNGARY--1.4%
 Egis                                                    8,673              366
 Gedeon Richter                                         26,825            1,275
 Matav                                                 709,485            2,164
 Mol Magyar Olaj-es Gazipari                            43,135              924
 OTP Bank                                              687,150            5,637
                                                                     ----------
                                                                         10,366
                                                                     ----------

--------------------------------------------------------------------------------
16    SEI Institutional International Trust / Annual Report / September 30, 2002

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
INDIA--2.9%
 Bajaj Auto GDR (A)                                    101,800       $      844
 Bses GDR*                                              78,900            1,188
 Dr. Reddy's Laboratories ADR                           57,618              970
 Gas Authority of India GDR (A)*                       176,600            1,373
 Grasim Industries GDR (A)                             119,000              785
 HDFC Bank ADR*                                         62,500              887
 Hindalco Industries GDR (A)                            97,300            1,046
 ICICI Bank ADR                                        484,475            2,902
 Indian Hotels GDR (A)                                 121,800              381
 ITC GDR (A)                                            95,500            1,267
 Mahanagar Telephone Nigam ADR*                        597,250            2,777
 Mahindra & Mahindra GDR (A)*                          398,400              667
 Reliance Industries GDR (A)*                          249,300            2,643
 Satyam Computer Services ADR*                          40,500              360
 State Bank of India GDR (A)                           112,300            1,190
 Tata Engineering & Locomotive GDR*                    391,600            1,081
 Tata Engineering & Locomotive GDR (A)*                422,800            1,167
                                                                     ----------
                                                                         21,528
                                                                     ----------

INDONESIA--1.1%
 Gudang Garam                                          800,000              796
 HM Sampoerna                                        2,383,000              894
 Indofood Sukses Makmur                             11,683,700              974
 Indonesian Satellite                                  759,000              751
 Ramayana Lestari Sentosa                            1,950,000              694
 Telekomunikasi Indonesia                            8,943,000            3,704
                                                                     ----------
                                                                          7,813
                                                                     ----------

ISRAEL--2.1%
 AudioCodes*                                           122,900              221
 Bank Hapoalim*                                      2,511,973            3,715
 Check Point Software Technologies*                    132,815            1,825
 ECI Telecom*                                          217,350              369
 Teva Pharmaceutical Industries ADR                    140,840            9,436
                                                                     ----------
                                                                         15,566
                                                                     ----------

MALAYSIA--5.1%
 AMMB Holdings Berhad                                  398,000              425
 British American Tobacco
 Malaysia Berhad                                       120,000            1,113
 Gamuda Berhad                                       2,642,000            3,928
 Genting Berhad                                      1,274,400            4,360
 IOI Berhad                                          2,757,000            4,172
 Malayan Banking Berhad                              1,236,000            2,602




--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
 Malaysia International Shipping Berhad                786,300       $    1,417
 Maxis Communications Berhad*                        3,712,000            5,324
 OYL Industries Berhad (B)                             310,800            1,579
 Public Bank Berhad                                  5,524,750            3,722
 Resorts World Berhad                                1,643,000            3,891
 Road Builder (M) Holdings Berhad                      394,000              555
 Sime Darby Berhad                                   1,457,500            1,864
 Tanjong                                             1,165,000            2,821
                                                                     ----------
                                                                         37,773
                                                                     ----------

MAURITIUS--0.1%
 State Bank of Mauritius                             1,278,000              477
                                                                     ----------

MEXICO--9.3%
 Alfa, Class A*                                        313,600              472
 America Movil, Series L ADR                           544,786            6,581
 America Telecom*                                      265,868              144
 Apasco                                                214,200            1,214
 Carso Global Telecom, Series A1*                      269,468              267
 Cemex                                                 945,874            3,944
 Cemex ADR                                                 146                3
 Coca-Cola Femsa ADR                                    88,935            1,691
 Consorcio ARA*                                        663,700              942
 Controladora Comercial Mexicana                     2,524,100            1,406
 Desc, Series B (B)                                  2,725,800            1,226
 Fomento Economico Mexicano                            879,389            2,974
 Fomento Economico Mexicano ADR                         27,590              933
 Grupo Aeroportuario del Sureste*                      730,200              714
 Grupo Aeroportuario del Sureste ADR*                   62,500              687
 Grupo Carso, Series A1*                                48,670              124
 Grupo Continental                                     565,100              938
 Grupo Financiero Banorte*                             300,578              676
 Grupo Financiero BBVA Bancomer,
  Series B*                                          9,820,183            6,960
 Grupo Mexico, Series B                                178,070              178
 Grupo Modelo, Series C                                335,000              838
 Grupo Televisa*                                       270,400              341
 Grupo Televisa ADR*                                   100,129            2,552
 Kimberly-Clark de Mexico, Series A                  2,148,735            4,800
 Panamerican Beverages, Series A                        61,683              585
 Telefonos de Mexico, Series L ADR                     665,945           18,746
 Tubos de Acero de Mexico ADR                          177,046            1,523
 Wal-Mart de Mexico, Series C                          815,379            1,706
 Wal-Mart de Mexico, Series V                        1,222,199            2,957
 Wal-Mart de Mexico, Series V ADR                      118,772            2,874
                                                                     ----------
                                                                         68,996
                                                                     ----------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    17

SCHEDULE OF INVESTMENTS

September 30, 2002
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
PANAMA--0.0%
 Banco Latinoamericano de Exportaciones                 52,800        $     109
                                                                      ---------

PERU--0.1%
 Cia de Minas Buenaventura ADR                          32,118              687
 Credicorp                                              51,169              362
                                                                      ---------
                                                                          1,049
                                                                      ---------

PHILIPPINES--0.7%
 ABS-CBN Broadcasting*                               1,097,900              461
 Bank of the Philippine Islands                        594,741              516
 Manila Electric*                                    3,186,900            2,067
 Philippine Long Distance Telephone*                    32,940              176
 Philippine Long Distance Telephone
 ADR*                                                  142,850              737
 SM Prime Holdings                                   5,127,000              567
 Universal Robina (B)                                5,393,740              381
                                                                      ---------
                                                                          4,905
                                                                      ---------

POLAND--1.2%
 Bank Pekao*                                           133,323            2,716
 Bank Przemyslowo-Handlowy                              19,171              982
 KGHM Polska Miedz*                                    648,076            1,762
 Polski Koncern Naftowy Orlen                          303,300            1,187
 Polski Koncern Naftowy Orlen GDR                      194,470            1,524
 Telekomunikacja Polska*                               287,786              810
                                                                      ---------
                                                                          8,981
                                                                      ---------

RUSSIA--4.7%
 Lukoil ADR                                            257,940           15,691
 Mobile Telesystems ADR*                               147,361            4,450
 Surgutneftegaz ADR                                    145,772            2,405
 Yukos ADR                                              89,131           11,996
                                                                      ---------
                                                                         34,542
                                                                      ---------

SINGAPORE--0.0%
 Want Want Holdings                                    580,959              349
                                                                      ---------



SOUTH AFRICA--9.0%
 ABSA Group                                          3,234,608            9,115
 Aveng                                                 764,980              628
 Bidvest Group                                         216,900              879
 Dimension Data Holdings*                            1,261,000              317



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
 FirstRand                                           4,218,100        $   2,617
 Gold Fields                                           543,177            7,008
 Iscor                                               3,642,150            6,980
 Johnnic Holdings*                                     212,364              616
 M-Cell*                                             3,975,064            3,130
 Metro Cash & Carry*                                 2,550,209              602
 Nampak                                              1,279,912            1,627
 Nedcor                                                209,273            1,974
 Pick'n Pay Stores                                   3,043,808            3,798
 Remgro                                                905,486            5,672
 Sage Group (B)                                        857,116              264
 Sasol                                                 770,544            8,685
 Shoprite Holdings                                     354,317              222
 Standard Bank Group                                 2,721,641            7,411
 Steinhoff International Holdings                    2,911,940            1,881
 Tiger Brands                                          185,395            1,275
 Venfin*                                             1,208,126            1,862
 Woolworths Holdings                                   910,692              402
                                                                      ---------
                                                                         66,965
                                                                      ---------

SOUTH KOREA--20.7%
 Cheil Communications                                    4,100              345
 Cheil Industries                                      329,350            3,570
 Cheil Jedang                                           29,240            1,196
 Hite Brewery                                           39,000            1,882
 Hyundai Development*                                  144,430              810
 Hyundai Mobis                                         501,170            9,839
 Hyundai Motor                                          92,033            2,100
 Hyundai Securities                                    588,680            2,923
 Kookmin Bank                                          374,090           13,694
 Kookmin Bank ADR*                                      34,844            1,235
 Kookmin Credit Card                                    25,698              590
 Korea Electric Power                                  502,640            8,470
 Korea Exchange Bank Credit Service                    111,130            1,118
 Korea Fine Chemical                                    44,920              468
 Korea Gas                                             114,150            1,924
 Korea Tobacco & Ginseng GDR (A)                        24,000              167
 KT ADR                                                357,092            7,920
 LG Chem                                               111,610            2,967
 LG Engineering & Construction                          80,180              840
 LG Household & Health Care                             20,110              658
 Lotte Chilsung Beverage                                 4,680            2,756
 POSCO                                                  28,980            2,525
 POSCO ADR                                              31,050              670
 Samsung                                               276,560            1,443


--------------------------------------------------------------------------------
18    SEI Institutional International Trust / Annual Report / September 30, 2002

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                           Shares      ($ Thousands)
--------------------------------------------------------------------------------
 Samsung Electronics                                 191,920          $  46,861
 Samsung Fire & Marine INS                           133,400              7,791
 Samsung SDI                                          57,920              3,895
 Samsung Securities*                                  39,160                955
 Shinhan Financial Group                              52,831                599
 Shinsegae                                            52,647              7,967
 SK                                                  203,150              2,027
 SK Telecom                                           27,513              5,334
 SK Telecom ADR                                      358,051              7,601
                                                                      ---------
                                                                        153,140
                                                                      ---------

TAIWAN--9.2%
 Advanced Semiconductor Engineering*               1,551,340                759
 Asustek Computer                                  1,217,000              2,855
 Benq                                              1,811,120              2,280
 Chang Hwa Commercial Bank                           101,900                 34
 China Steel                                      10,007,203              4,295
 Chinatrust Financial Holding*                     9,203,133              6,451
 Compal Electronics                                1,237,800              1,066
 Compal Electronics GDR                              184,965                786
 Delta Electronics                                 2,105,300              2,668
 Elan Microelectronics                             1,056,496                768
 Formosa Plastics                                  3,832,000              3,651
 Fubon Financial Holding                             324,000                269
 Fubon Financial Holding GDR*                        289,900              2,464
 HON HAI Precision Industry                        1,291,750              4,306
 HON HAI Precision Industry GDR                        9,681                 65
 MediaTek                                            236,200              2,041
 Nan Ya Plastic                                      914,041                706
 Nien Hsing Textile                                  481,200                427
 Powerchip Semiconductor GDR (A)                      87,300                306
 President Chain Store                             2,546,126              4,007
 Quanta Storage*                                      84,000                596
 Realtek Semiconductor                             1,149,100              3,074
 Realtek Semiconductor GDR*                           99,622              1,041
 Siliconware Precision Industries*                   227,140                568
 Sinopac Holdings*                                13,573,315              5,554
 Standard Foods Taiwan (A)                           287,564                316
 Taipei Bank*                                        935,000                851
 Taishin Financial Holdings*                       2,276,000                912
 Taiwan Cellular*                                    955,570                880

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                           Shares      ($ Thousands)
--------------------------------------------------------------------------------
 Taiwan Semiconductor Manufacturing*               8,790,280      $      10,337
 United Microelectronics*                          3,387,335              2,297
 United Microelectronics ADR*                        130,550                461
 Yageo*                                            4,478,440              1,166
                                                                      ---------
                                                                         68,257
                                                                      ---------


THAILAND--1.7%
 Advanced Info Service                             1,225,600                963
 BEC World                                           120,200                556
 Hana Microelectronics                               474,800                713
 PTT                                               3,145,900              2,981
 PTT Exploration & Production                        506,100              1,416
 Siam Cement                                         114,300              2,241
 Siam Commercial Bank*                             4,650,700              2,494
 Siam Makro                                          250,000                272
 Thai Farmers Bank*                                2,227,000              1,313
                                                                      ---------
                                                                         12,949
                                                                      ---------

TURKEY--1.2%
 Akbank*                                       1,342,782,436              3,839
 Akcansa Cimento                                 106,295,300                557
 Dogan Yayin Holding*                            636,326,191                862
 Hurriyet Gazeteci*                              900,990,894              1,898
 Tupras Turkiye Petrol Rafine                    189,195,000                763
 Turk Ekonomi Bankasi GDR*                           153,000                195
 Turkiye Garanti Bankasi*                        834,630,556                728
                                                                      ---------
                                                                          8,842
                                                                      ---------

UNITED KINGDOM--3.6%
 Anglo American                                    1,661,989             21,050
 Anglo American Platinum                              52,259              1,755
 Old Mutual                                        3,412,900              3,742
                                                                      ---------
                                                                         26,547
                                                                      ---------

VENEZUELA--0.2%
 Cia Anonima Nacional Telefonos de
 Venezuela ADR                                       133,356              1,407
                                                                      ---------

 Total Foreign Common Stock
 (Cost $715,174)                                                        653,831
                                                                      ---------




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    19

SCHEDULE OF INVESTMENTS


EMERGING MARKETS EQUITY FUND (Concluded)

September 30, 2002
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                            Shares     ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS-- 2.2%
BRAZIL--1.9%
 Banco Bradesco                                   168,476,953          $    345
 Banco Itau                                        31,211,320               946
 Brasil Telecom                                    39,611,880               110
 Brasil Telecom Participacoes                      41,806,297               180
 Celular CRT Participacoes                          2,821,123               233
 Cia de Bebidas das Americas                        1,519,500               163
 Cia Energetica de Minas Gerais                   252,977,286             1,345
 Cia Paranaense de Energia                         30,838,969                57
 Cia Vale do Rio Doce                                 150,691             3,202
 Cia Vale do Rio Doce ADR                              14,792               320
 Cia Vale do Rio Doce Unconverted
 Participants*                                          8,352                --
 Gerdau                                           141,141,848               925
 Investimentos Itau                                 2,363,566               866
 Petroleo Brasileiro SA-Petrobras ADR                 376,865             3,599
 Telecomunicacoes Brasileiras ADR                      84,560             1,209
 Votorantim Celulose e Papel                        8,285,000               227
                                                                       --------
                                                                         13,727
                                                                       --------

SOUTH KOREA--0.3%
 Hyundai Motor                                        218,430             2,430
                                                                       --------
 Total Foreign Preferred Stock
 (Cost $25,331)                                                          16,157
                                                                       --------
EQUITY LINKED WARRANTS (C)--5.1%
INDIA--5.1%
 Bajaj Auto*                                           89,986               733
 Bharti Televentures*                               1,080,268               706
 Digital Globalsoft*                                  483,165             5,655
 Dr. Reddy's Laboratories*                            246,951             4,307
 Hero Honda Motors*                                 1,064,814             5,731
 Hinduja TMT*                                         112,806               681
 Hindustan Petroleum*                                 314,201             1,105
 ICICI Bank*                                          340,796               999
 Infosys Technologies*                                 77,075             5,426
 ITC*                                                 307,270             4,134
 Ranbaxy Laboratories*                                224,098             4,251
 Reliance Industries*                                 781,915             4,181
                                                                       --------

 Total Equity Linked Warrants
 (Cost $40,453)                                                          37,909
                                                                       --------


--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.8%
 Morgan Stanley
  1.850%, dated 09/30/02,
  matures 10/01/02, repurchase
  price $13,773,128 (collateralized
  by U.S. Government Obligations:
  total market value $14,120,107)                      $13,772         $ 13,772
 State Street Bank
  0.850%, dated 09/30/02,
  matures 10/01/02, repurchase
  price $6,865,162 (collateralized
  by U.S. Treasury Obligations:
  total market value $7,011,763)                         6,865            6,865
                                                                       --------
Total Repurchase Agreements
 (Cost $20,637)                                                          20,637
                                                                       --------

Total Investments -- 98.5%
 (Cost $801,595)                                                       $728,534
                                                                       ========

Percentages are based on Net Assets of $739,880,013.

*   Non-Income Producing Security
(A) Securities sold with terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." As of September 30, 2002, the total value of these securities was $15,097,143, 2.04% of the Fund's net assets.
(B) Securities considered illiquid. As of September 30, 2002, the total value of these securities was $6,457,016, 0.87% of the Fund's net assets.
(C) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
20    SEI Institutional International Trust / Annual Report / September 30, 2002

INTERNATIONAL FIXED INCOME FUND


--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS--76.9%
AUSTRIA--3.6%
 Republic of Austria, Series E, MTN
         5.500%, 10/20/07                               30,000        $  31,983
                                                                      ---------
CANADA--3.2%
 Government of Canada
          6.000%, 09/01/05                              13,840            9,302
          5.500%, 06/01/09                              16,035           10,668
 Government of Canada, Series A76
          9.000%, 06/01/25                               8,800            8,103
                                                                      ---------
                                                                         28,073
                                                                      ---------

CAYMAN ISLANDS--2.5%
 MBNA America Europe,
  Series 99CA
         3.402%, 05/19/04                 EUR           21,860           21,563
                                                                      ---------

DENMARK--3.7%
 Kingdom of Denmark
          8.000%, 03/15/06                             215,233           32,424
                                                                      ---------

FINLAND--0.7%
 UPM-Kymmene Oyj, Series E, MTN
          6.125%, 01/23/12                               5,950            6,170
                                                                      ---------

HUNGARY--2.7%
 Government of Hungary
          9.250%, 05/12/05                           5,796,830           23,714
                                                                      ---------

ITALY--6.0%
 Buoni Poliennali Del Tesoro
          5.000%, 10/15/07                              30,000           31,295
 Sanpaolo IMI, Series E, MTN
          6.375%, 04/06/10                               9,900           10,668
 UniCredito Italiano
          6.000%, 03/16/11                               9,900           10,470
                                                                      ---------
                                                                         52,433
                                                                      ---------

JAPAN--7.9%
 Development Bank of Japan
          1.750%, 06/21/10                           6,400,000           56,263
 Japan Finance for Municipal
 Enterprises
         1.550%, 02/21/12                            1,535,000           13,131
                                                                      ---------
                                                                         69,394
                                                                      ---------


--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
LUXEMBOURG--1.1%
 Sogerim, Series E, MTN
         6.125%, 04/20/06                                5,950        $   6,088
 Syngenta Luxembourg Finance
          5.500%, 07/10/06                               3,680            3,781
                                                                      ---------
                                                                          9,869
                                                                      ---------

NETHERLANDS--5.2%
 Akzo Nobel
          5.625%, 05/07/09                               9,900           10,246
 E.ON International Finance,
  Series E, MTN
          5.750%, 05/29/09                              18,400           19,147
 Suedzucker International Finance
           5.750%, 02/27/12                              9,900           10,327
 Vodafone Finance
          4.750%, 05/27/09                               5,950            5,645
                                                                      ---------
                                                                         45,365
                                                                      ---------

NEW ZEALAND--2.0%
 Fonterra Cooperative Group,
 Series E, MTN
          5.250%, 05/21/07                               9,900           10,199
 Government of New Zealand,
 Series 1106
          8.000%, 11/15/06                              14,320            7,227
                                                                      ---------
                                                                         17,426
                                                                      ---------

POLAND--2.9%
 Government of Poland,
 Series 0205
          8.500%, 02/12/05                             102,150           25,535
                                                                      ---------

SPAIN--8.6%
 Caja de Ahorros y Monte de
 Piedad de Madrid (A)
          5.251%, 07/31/11                               5,900            6,061
 Kingdom of Spain
          6.000%, 01/31/29                              34,285           38,843
          5.000%, 07/30/12                              30,000           30,831
                                                                      ---------
                                                                         75,735
                                                                      ---------

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    21

SCHEDULE OF INVESTMENTS


INTERNATIONAL FIXED INCOME FUND (Concluded)

September 30, 2002
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
SWEDEN--4.6%
 Assa Abloy, Series E, MTN
         5.125%, 12/04/06                                9,900         $ 10,087
 Kingdom of Sweden, Series 1035
          6.000%, 02/09/05                              56,820            6,356
 Kingdom of Sweden, Series 1040
          6.500%, 05/05/08                              29,790            3,504
 Nordea Bank
          6.000%, 12/13/10                               9,900           10,376
 Svenska Handelsbanken,
 Series E, MTN
          5.500%, 03/07/11                               9,900           10,227
                                                                       --------
                                                                         40,550
                                                                       --------

UNITED KINGDOM--17.8%
 Bank Of Scotland, Series E, MTN
          6.125%, 02/05/13                               8,910            9,514
          5.500%, 07/27/09                               4,950            5,145
 British Telecommunications
          6.875%, 02/15/11                               5,950            6,308
 Coca-Cola HBC Finance, Series E, MTN
          5.250%, 06/27/06                               9,900           10,129
 Compass Group, Series E, MTN
          6.000%, 05/29/09                               5,950            6,245
 European Investment Bank
          5.375%, 10/15/12                              28,200           29,761
 Hilton Group Finance, Series E, MTN
          6.500%, 07/17/09                               5,950            6,204
 Imperial Tobacco Finance,
 Series E, MTN
          6.250%, 06/06/07                               5,950            6,130
 NGG Finance
          6.125%, 08/23/11                               5,950            6,089
 United Kingdom Treasury
          8.000%, 12/07/15                               7,845           16,721
          7.500%, 12/07/06                              11,738           20,837
          6.250%, 11/25/10                               6,740           11,975
          4.250%, 06/07/32                               8,300           12,925
 United Utilities Water, Series E, MTN
          6.625%, 11/08/07                               7,800            8,434
                                                                       --------
                                                                        156,417
                                                                       --------


--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
UNITED STATES--4.4%
 Federal Home Loan Bank
         5.250%, 01/15/06                 EUR            4,560         $  4,731
         4.750%, 01/15/13                 EUR           21,900           21,644
 Ford Motor Credit
         4.875%, 08/20/04                 EUR            5,950            5,824
 Reed Elsevier Capital
         5.750%, 07/31/08                 EUR            5,950            6,116

                                                                         38,315
                                                                       --------

 Total Foreign Bonds
 (Cost $649,860)                                                        674,966
                                                                       --------

U.S. TREASURY OBLIGATIONS--13.1%
 U.S. Treasury Bills (2)
          1.626%, 11/07/02                              35,000           34,944
          1.607%, 10/24/02                              50,000           49,950
          1.595%, 10/17/02                              30,000           29,979
                                                                       --------

Total U.S. Treasury Obligations
 (Cost $114,869)                                                        114,873
                                                                       --------

MORTGAGE RELATED--2.7%
UNITED KINGDOM--2.7%
 Chester Asset Receivables
          6.125%, 10/15/10                              15,770           17,042
 Permanent Financing
          5.100%, 06/11/07                               6,800            6,855
                                                                       --------

 Total Mortgage Related
 (Cost $23,560)                                                          23,897
                                                                       --------



--------------------------------------------------------------------------------
22    SEI Institutional International Trust / Annual Report / September 30, 2002

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.9%
 State Street Bank
  0.850%, dated 09/30/02,
  matures 10/01/02, repurchase
  price $78,587,856 (collateralized
  by U.S. Treasury Obligations:
  total market value $80,159,263)                      $78,586         $ 78,586
                                                                       --------

Total Repurchase Agreement
 (Cost $78,586)                                                          78,586
                                                                       --------

Total Investments -- 101.6%
 (Cost $866,875)                                                       $892,322
                                                                       ========

Percentages are based on Net Assets of $878,081,713.

(1) In local currency unless otherwise indicated.
(2) Securities pledged as collateral on open futures contracts. Zero coupon security, the rate shown is the effective yield at time of purchase.
(A) Discount Notes -- Yield shown is effective yield at time of purchase. EUR -- Euro
MTN -- Medium Term Note

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    23

SCHEDULE OF INVESTMENTS


EMERGING MARKETS DEBT FUND

September 30, 2002
--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS--88.5%
ARGENTINA--3.0%
 Republic of Argentina (B) (C)
        13.969%, 04/10/05                               $ 15,885      $  3,971
 Republic of Argentina, Series E (D)
          0.000%, 10/15/03                                 5,494         3,297
 Republic of Argentina, Series F (D)
          0.000%, 10/15/04                                 2,579         1,212
 Republic of Argentina,
 Series L-GP (B)
          6.000%, 03/31/23                                 8,980         4,041
 Republic of Argentina,
 Series SPAN (B) (C)
          14.250%, 11/30/02                                1,800           378
                                                                      --------
                                                                        12,899
                                                                      --------

BRAZIL--17.1%
 Federal Republic of Brazil
          12.250%, 03/06/30                               34,301        16,036
          12.000%, 04/15/10                               15,125         7,562
          11.500%, 03/12/08                               45,500        23,205
          11.250%, 07/26/07                                6,575         3,419
          10.125%, 05/15/27                               18,650         7,693
          9.375%, 04/07/08                                 9,150         4,483
 Federal Republic of Brazil,
 Series 18YR (C)
          3.125%, 04/15/12                                 1,675           660
 Federal Republic of Brazil, Series 20YR
          8.000%, 04/15/14                                 1,182           578
 Government of Brazil
          14.500%, 10/15/09                               13,590         7,576
          12.750%, 01/15/20                                2,250         1,024
                                                                      --------
                                                                        72,236
                                                                      --------

BULGARIA--4.2%
 Republic of Bulgaria FLIRB Non-U.S
 Global Bearer, Series A
          2.813%, 07/28/12                                 1,476         1,332
 Republic of Bulgaria Registered
          8.250%, 01/15/15                                 9,600         9,821
 Republic of Bulgaria, Series A (C)
          2.688%, 07/28/24                                 7,450         6,723
                                                                      --------
                                                                        17,876
                                                                      --------

COLOMBIA-- 2.8%
 Republic of Colombia
          10.000%, 01/23/12                                3,000         2,415
          8.700%, 02/15/16                                 2,420         1,670
          8.375%, 02/15/27                                 2,000         1,220
          7.625%, 02/15/07                                 7,950         6,360
                                                                      --------
                                                                        11,665
                                                                      --------



--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
COSTA RICA--0.6%
 Government of Costa Rica (A)
         9.995%, 08/01/20                               $  2,200      $  2,470
                                                                      --------

ECUADOR--4.2%
 Republic of Ecuador (A)
        12.000%, 11/15/12                                    110            59
          6.000%, 08/15/30                                 7,495         2,698
 Republic of Ecuador Registered

          5.000%, 08/15/30                                42,025        15,129
                                                                      --------
                                                                        17,886
                                                                      --------

MEXICO--24.9%
 Pemex Project Funding Master Trust
          8.500%, 02/15/08                                 7,250         7,540
 Pemex Project Funding Master Trust
 Registered MTN
          8.000%, 11/15/11                                   500           505
 Petroleos Mexicanos
          9.500%, 09/15/27                                11,750        12,102
 United Mexican States
          11.500%, 05/15/26                                2,385         3,005
          11.375%, 09/15/16                                3,200         3,952
          9.875%, 02/01/10                                39,000        44,265
          8.375%, 01/14/11                                 1,400         1,473
          7.500%, 01/14/12                                13,900        14,074
 United Mexican States Global Bond
          8.125%, 12/30/19                                 7,275         7,093
 United Mexican States, MTN
          8.300%, 08/15/31                                11,150        10,816
 United Mexican States, Series E, MTN
          9.750%, 04/06/05                                   175           196
                                                                      --------
                                                                       105,021
                                                                      --------

MOROCCO--3.9%
 Kingdom of Morocco, Series A (C)
          2.563%, 01/05/09                                18,684        16,442
                                                                      --------

PANAMA--2.0%
 Republic of Panama
          9.625%, 02/08/11                                 2,150         2,129
          9.375%, 07/23/12                                   875           853
 Republic of Panama, Series 18YR (C)
          5.000%, 07/17/14                                 6,533         5,292
                                                                      --------
                                                                         8,274
                                                                      --------

PERU--1.8%
 Republic of Peru FLIRB, Series 20YR
          4.000%, 03/07/17                                10,455         6,260
 Republic of Peru PDI
          4.500%, 03/07/17                                 1,754         1,188
                                                                      --------
                                                                         7,448
                                                                      --------
--------------------------------------------------------------------------------
24    SEI Institutional International Trust / Annual Report / September 30, 2002

--------------------------------------------------------------------------------
                                         Face Amount (Thousands)   Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
PHILIPPINES--2.9%
 Government of Philippines
       10.625%, 03/16/25                                 $ 5,000      $   5,200
        9.875%, 01/15/19                                   7,320          7,247
                                                                      ---------
                                                                         12,447
                                                                      ---------

POLAND--2.7%
 Poland PDI Non-US Global Bearer (A)
        6.000%, 10/27/14                                   8,698          8,732
 Telekomunikacja Polska (A)
         7.750%, 12/10/08                                  2,750          2,536
                                                                      ---------
                                                                         11,268
                                                                      ---------

RUSSIA--11.5%
 Russian Federation
         12.750%, 06/24/28                                10,350         12,582
          5.000%, 03/31/30                                40,636         28,648
 Russian Federation Registered
         11.000%, 07/24/18                                 3,200          3,472
          5.000%, 03/31/30                                 5,475          3,860
                                                                      ---------
                                                                         48,562
                                                                      ---------

TURKEY--4.6%
 Republic of Turkey Global Bond
         12.375%, 06/15/09                                 7,475          6,952
         11.875%, 01/15/30                                 8,825          7,391
         11.500%, 01/23/12                                 6,000          5,280
                                                                      ---------
                                                                         19,623
                                                                      ---------

URUGUAY--2.3%
 Republic of Uruguay
         8.750%, 06/22/10                                  4,975          2,214
         7.875%, 03/25/09                                  4,775          2,017
         7.625%, 01/20/12                                  4,175          1,754
 Republica Orient Uruguay
         7.875%, 07/15/27                                  9,025          3,249
         7.250%, 05/04/09                                  1,000            430
                                                                      ---------
                                                                          9,664
                                                                      ---------

Total Foreign Bonds
 (Cost $423,404)                                                        373,781
                                                                      ---------

RIGHTS--0.0%
VENEZUELA--0.0%
 Government of Venezuela Par*                            214,914             --
                                                                      ---------

Total Rights
 (Cost $0)                                                                   --
                                                                      ---------


--------------------------------------------------------------------------------
                                           Contracts/Face Amount   Market Value
Description                                          (Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
OPTIONS--0.1%
RUSSIA--0.1%
 Russia 3/31/30 Call, Expires 10/28/02,
  Strike Price 70.625*                                 9,500,000      $      85
 Russia 3/31/30 Call, Expires 10/28/02,
  Strike Price 71.250*                                31,600,000            174
                                                                      ---------
Total Options
 (Cost $439)                                                                259
                                                                      ---------

REPURCHASE AGREEMENTS -- 3.5%
 Greenwich Capital Markets
  1.800%, dated 09/30/02,
  matures 10/01/02, repurchase
  price $7,000,350 (collateralized
  by U.S. Treasury Obligations:
  total market value $7,142,871)                         $ 7,000          7,000
State Street Bank
  1.800%, dated 09/30/02,
  matures 10/01/02, repurchase
  price $7,739,387 (collateralized
  by U.S. Treasury Obligations:
  total market value $7,897,331)                           7,739          7,739
                                                                      ---------

Total Repurchase Agreements
(Cost $14,739)                                                           14,739
                                                                      ---------

Total Investments -- 92.1%
(Cost $438,582)                                                       $ 388,779
                                                                      =========

Percentages are based on Net Assets of $422,130,169.

*   Non-Income Producing Security
(A) Securities sold with terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) Security in default on interest payments.
(C) Floating Rate Security -- the rate reflected on the Schedule of Investments is the rate in effect on September 30, 2002.
(D) Zero Coupon security.
FLIRB -- Front Loaded Interest Reduction Bond
MTN -- Medium Term Note
PDI -- Past Due Interest
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    25

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)


September 30, 2002

----------------------------------------------------------------------------------------------------------------------------
                                                    INTERNATIONAL     EMERGING MARKETS INTERNATIONAL FIXED  EMERGING MARKETS
                                                      EQUITY FUND          EQUITY FUND         INCOME FUND         DEBT FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments at market value (Cost $2,428,067,
  $801,595, $866,875, and $438,582, respectively)      $1,917,751             $728,534            $892,322          $388,779
 Cash                                                       4,466                2,897                 194               989
 Foreign currency, at value (Cost $8,459,
 $4,817, $0 and $0, respectively)                           8,031                8,503                  --                --
 Dividends and interest receivable                          4,330                1,811              16,119            10,211
 Foreign tax reclaim receivable                             1,916                   --                 529                --
 Receivable for investment securities sold                 47,998                7,764              15,402            30,605
 Receivable for shares of beneficial interest sold          8,624                5,593               1,925               446
 Receivable for forward foreign currency contracts             16                    1              10,515                --
 Collateral received on securities lent                   289,940                   --                  --                --
 Margin deposit                                                --                   --                 662                --
 Variation margin receivable                                   --                   --                 315                --
----------------------------------------------------------------------------------------------------------------------------
 Total Assets                                           2,283,072              755,103             937,983           431,030
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for investment securities purchased               13,638                8,476              34,423               537
 Payable for shares of beneficial interest redeemed        23,546                5,289               5,802             7,877
 Foreign currency overdraft (cost $55)                         --                   --                  55                --
 Payable for forward foreign currency contracts               276                    3              18,814                --
 Payable upon return on securities lent                   289,940                   --                  --                --
 Variation margin payable                                      88                   --                   7                --
 Management fees payable                                      779                  425                 436               237
 Investment advisory fees payable                             784                  575                 109               134
 Shareholder servicing fees payable                           433                  164                 172                91
 Accrued expenses                                             186                  213                  83                24
 Accrued foreign capital gains tax payable                     --                   78                  --                --
----------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                        329,670               15,223              59,901             8,900
----------------------------------------------------------------------------------------------------------------------------
 Net Assets                                            $1,953,402             $739,880            $878,082          $422,130
============================================================================================================================
NET ASSETS:
 Paid-in-Capital -- Class A                            $3,200,862           $1,211,761            $853,406          $450,779
 Paid-in-Capital -- Class I                                   811                   --                  --                --
 Undistributed net investment income/distributions in
 excess of net investment income                           10,436               (4,756)              8,162            28,418
 Accumulated net realized loss on investments            (748,539)            (393,637)               (619)           (7,263)
 Net unrealized appreciation (depreciation)
  on investments                                         (510,316)             (73,139)*            25,447           (49,803)
 Net unrealized appreciation (depreciation)
  on futures contracts                                       (162)                  --                  39                --
 Net unrealized appreciation (depreciation) on
  forward foreign currency contracts, foreign
  currencies and translation of other assets and
  liabilities denominated in foreign currencies               310                 (349)             (8,353)               (1)
----------------------------------------------------------------------------------------------------------------------------
 Net Assets                                            $1,953,402             $739,880            $878,082          $422,130
============================================================================================================================
 Outstanding shares of beneficial interest
  (thousands)-- Class A
  (unlimitied authorization -- no par value)              281,786              113,268              79,792            52,018
 Outstanding shares of beneficial interest
  (thousands)-- Class I
  (unlimitied authorization -- no par value)                   92                   --                  --                --
 Net Asset Value, Offering and Redemption
 Price Per Share -- Class A                                 $6.93                $6.53              $11.00             $8.12
 Net Asset Value, Offering and Redemption
 Price Per Share -- Class I                                 $6.93                  $--                 $--               $--
============================================================================================================================

* Includes $78 accrued foreign capital gains taxes on appreciated securities. Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
26    SEI Institutional International Trust / Annual Report / September 30, 2002

STATEMENTS OF OPERATIONS ($ Thousands)


For the year ended September 30, 2002

------------------------------------------------------------------------------------------------------------------------
                                                            INTERNATIONAL        EMERGING  INTERNATIONAL       EMERGING
                                                                   EQUITY  MARKETS EQUITY   FIXED INCOME   MARKETS DEBT
                                                                     FUND            FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
 Dividends                                                      $  47,075        $ 22,956    $    --          $      --
 Interest                                                           1,019             258     36,116             46,547
 Income from security lending                                         927              --         --                 --
 Less: Foreign Taxes Withheld                                      (4,688)         (2,761)      (330)                --
 -----------------------------------------------------------------------------------------------------------------------
 Total Investment Income                                           44,333          20,453     35,786             46,547
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
 Management fees                                                   11,153           6,546      5,771              2,981
 Investment advisory fees                                          12,517          10,575      1,443              3,898
 Shareholder servicing fees -- Class A                              6,195           2,518      2,404              1,147
 Shareholder servicing fees -- Class I                                  1              --         --                 --
 Admin servicing fees -- Class I                                        1              --         --                 --
 Custodian fees                                                     1,762           1,739        511                108
 Printing fees                                                        181              68         64                 33
 Professional fees                                                     87              33         35                 17
 Wire agent fees                                                       60              24         24                 11
 Registration & filing fees                                             2               2         18                 11
 Trustee fees                                                          25              10         10                  5
 Pricing fees                                                          27              16          8                  4
 Miscellaneous expenses                                                35              13         15                 10
------------------------------------------------------------------------------------------------------------------------
 Total Expenses                                                    32,046          21,544     10,303              8,225
------------------------------------------------------------------------------------------------------------------------
 Less, Waiver of:
 Investment Advisory Fees                                            (329)         (1,904)        --             (1,479)
 Shareholder Servicing Fees --Class A                                  --              --       (683)              (554)
------------------------------------------------------------------------------------------------------------------------
 Net Expenses                                                      31,717          19,640      9,620              6,192
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              12,616             813     26,166             40,355
========================================================================================================================
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY
    TRANSACTIONS:
 Net Realized Gain (Loss) from:
    Investment Transactions                                      (244,628)         17,324     14,346               (349)
    Futures Contracts                                             (11,820)             --      3,157                 --
    Foreign Currency Transactions                                    (378)         (4,507)     7,165               (334)
 Net Change in Unrealized Appreciation (Depreciation) on:
    Investments                                                  (110,387)        128,660*    21,738            (26,925)
    Futures Contracts                                                (675)             --        (32)                --
    Foreign Currency Transactions                                     628             510     (1,348)                --
------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES AND FOREIGN CURRENCY TRANSACTIONS                      (367,260)        141,987     45,026            (27,608)
========================================================================================================================
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $(354,644)      $ 142,800  $  71,192          $  12,747
========================================================================================================================

* Net of $199 decrease in accrued foreign capital gains taxes on appreciated securities.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    27

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)


For the years ended September 30,

-------------------------------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL                 EMERGING MARKETS
                                                                        EQUITY FUND                     EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                      2002          2001              2002          2001
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        $   12,616     $  10,124          $    813     $   6,794
   Net realized gain (loss) from investment transactions
     and futures                                                  (256,448)     (457,299)           17,324      (241,081)
   Net realized loss on forward foreign currency
   contracts and foreign currency transactions                        (378)       (3,020)           (4,507)       (4,715)
   Net change in unrealized appreciation (depreciation)
     on investments and futures                                   (111,062)     (552,048)          128,660*     (253,718)**
   Net change in unrealized appreciation (depreciation) on
     forward foreign currency contracts, foreign currencies,
     and translation of other assets and liabilities
     denominated in foreign currency                                   628          (242)              510          (882)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from operations          (354,644)   (1,002,485)          142,800      (493,602)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
   Net investment income:
     Class A                                                        (6,068)      (17,570)           (3,779)           --
     Class I                                                            --            (2)               --            --
   Net realized gains:
     Class A                                                            --       (77,378)               --            --
     Class I                                                            --            (9)               --            --
-------------------------------------------------------------------------------------------------------------------------
   Total distributions                                              (6,068)      (94,959)           (3,779)           --
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from shares issued                                   2,075,815     2,536,234           744,061       841,095
   Reinvestment of cash distributions                                5,785        88,552             3,667            --
   Cost of shares redeemed                                      (2,133,542)   (2,115,981)       (1,157,297)     (622,098)
-------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from Class A transactions     (51,942)      508,805          (409,569)      218,997
-------------------------------------------------------------------------------------------------------------------------
   CLASS I (2002)/CLASS D (2001)(1):
   Proceeds from shares issued                                       1,070            --                --            --
   Reinvestment of cash distributions                                   --            10                --            --
   Cost of shares redeemed                                            (259)         (470)               --            --
-------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     Class I/Class D transactions                                      811          (460)               --            --
-------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in Net Assets Derived from
     Capital Share Transactions                                    (51,131)      508,345          (409,569)      218,997
-------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                     (411,843)     (589,099)         (270,548)     (274,605)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                             2,365,245     2,954,344         1,010,428     1,285,033
-------------------------------------------------------------------------------------------------------------------------
   End of year                                                  $1,953,402   $ 2,365,245        $  739,880    $1,010,428
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS (THOUSANDS):
   CLASS A:
   Shares issued                                                   250,089       237,478            99,110       106,222
   Shares issued in lieu of cash distributions                         677         7,734               494            --
   Shares redeemed                                                (255,525)     (198,311)         (152,468)      (79,871)
-------------------------------------------------------------------------------------------------------------------------
   Total Class A transactions                                       (4,759)       46,901           (52,864)       26,351
-------------------------------------------------------------------------------------------------------------------------
   CLASS I (2002)/CLASS D (2001)(1):
   Shares issued                                                       122            --                --            --
   Shares issued in lieu of cash distributions                          --             1                --            --
   Shares redeemed                                                     (30)          (40)               --            --
-------------------------------------------------------------------------------------------------------------------------
   Total Class I/Class D transactions                                   92           (39)               --            --
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in capital shares                        (4,667)       46,862           (52,864)       26,351
=========================================================================================================================

 * Net of $199 decrease in accrued foreign capital gains taxes on appreciated securities
** Net of $252 increase in accrued foreign capital gains taxes on appreciated securities.
(1) Class I shares were offered beginning on January 4, 2002. Class D shares were fully liquidated on January 31, 2001.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
28    SEI Institutional International Trust / Annual Report / September 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)


For the years ended September 30,

-------------------------------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL                 EMERGING MARKETS
                                                                     FIXED INCOME FUND                   DEBT FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                      2002          2001              2002          2001
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        $   26,166  $     36,656         $  40,355    $   50,168
   Net realized gain (loss) from investment transactions
     and futures                                                    17,503        12,808              (349)        5,859
   Net realized loss on forward foreign currency
     contracts and foreign currency transactions                     7,165       (66,848)             (334)           (3)
   Net change in unrealized appreciation (depreciation)
     on investments and futures                                     21,706        55,329           (26,925)      (31,413)
   Net change in unrealized appreciation (depreciation)
     on forward foreign currency contracts, foreign currencies
     and translation of other assets and liabilities denominated
     in foreign currencies                                          (1,348)          552                --            (4)
-------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                       71,192        38,497            12,747        24,607
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
   Net investment income:
     Class A                                                            --            --           (48,279)      (47,108)
   Net realized gains:
     Class A                                                            --            --            (8,391)           --
-------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                  --            --           (56,670)      (47,108)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from shares issued                                     350,759       391,178           210,586       137,899
   Reinvestment of cash distributions                                   --            --            55,366        46,340
   Cost of shares redeemed                                        (742,513)     (336,615)         (258,849)     (193,342)
-------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                   (391,754)       54,563             7,103        (9,103)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          (320,562)       93,060           (36,820)      (31,604)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                             1,198,644     1,105,584           458,950       490,554
-------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                  $  878,082    $1,198,644         $ 422,130     $ 458,950
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS (THOUSANDS):
   CLASS A:
   Shares issued                                                    34,526        39,647            23,701        14,966
   Shares issued in lieu of cash distributions                          --            --             6,361         5,340
   Shares redeemed                                                 (73,134)      (33,935)          (28,895)      (21,014)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in capital shares                       (38,608)        5,712             1,167          (708)
=========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    29

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period
For the years ended September 30, (unless otherwise indicated)

----------------------------------------------------------------------------------------------

                                       Net Realized
                                                and                 Distributions
               Net Asset         Net     Unrealized  Distributions           from
                  Value,  Investment          Gains       from Net       Realized   Net Asset
               Beginning      Income       (Losses)     Investment        Capital  Value, End
               of Period      (Loss)  on Securities         Income          Gains   of Period
----------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   CLASS A
   2002           $ 8.25       $0.04         $(1.34)        $(0.02)        $   --      $ 6.93
   2001            12.33        0.03          (3.73)         (0.07)         (0.31)       8.25
   2000            12.09        0.08           0.43          (0.04)         (0.23)      12.33
   1999(1)          9.16        0.04           3.34          (0.10)         (0.35)      12.09
   1998(1)(2)      10.15        0.07          (1.06)            --             --        9.16
   1998(1)          9.67        0.17           0.77          (0.18)         (0.28)      10.15
   CLASS I(3)
   2002           $ 8.97      $ 0.03         $(2.07)        $   --         $   --      $ 6.93

EMERGING MARKETS EQUITY FUND
   CLASS A
   2002           $ 6.08      $ 0.01         $ 0.47         $(0.03)        $   --      $ 6.53
   2001             9.19        0.04          (3.15)            --             --        6.08
   2000(1)          9.13       (0.05)          0.12          (0.01)            --        9.19
   1999             6.17       (0.03)          3.00          (0.01)            --        9.13
   1998(2)         10.55        0.07          (4.45)            --             --        6.17
   1998            12.87       (0.03)         (2.25)         (0.03)         (0.01)      10.55

INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2002           $10.12      $ 0.55         $ 0.33         $   --          $  --      $11.00
   2001             9.81        0.33          (0.02)            --             --       10.12
   2000            11.03        0.31          (1.35)         (0.18)            --        9.81
   1999            11.89        0.30          (0.42)         (0.53)         (0.21)      11.03
   1998(2)         10.68        0.40           0.81             --             --       11.89
   1998            10.53        0.23           0.11          (0.10)         (0.09)      10.68

EMERGING MARKETS DEBT FUND
   CLASS A
   2002           $ 9.03      $ 0.82         $(0.56)        $(0.99)        $(0.18)     $ 8.12
   2001             9.51        0.94          (0.53)         (0.89)            --        9.03
   2000             8.11        0.84           1.33          (0.77)            --        9.51
   1999             6.83        0.84           1.19          (0.75)            --        8.11
   1998(2)         10.31       (0.11)         (3.37)            --             --        6.83
   1998(4)         10.00        0.56             --          (0.25)            --       10.31


---------------------------------------------------------------------------------------------------------
                                                                                 Ratio of Net
                                                    Ratio of Net    Ratio of       Investment
                                                      Investment    Expenses    Income (Loss)
                                          Ratio of        Income  to Average       to Average
                            Net Assets    Expenses        (Loss)  Net Assets       Net Assets   Portfolio
                  Total  End of Period  to Average    to Average  (Excluding       (Excluding    Turnover
                Return+   ($Thousands)  Net Assets    Net Assets    Waivers)         Waivers)        Rate
---------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   CLASS A
   2002         (15.79)%    $1,952,763       1.28%         0.51%       1.29%            0.50%        70%
   2001         (30.85)      2,365,245       1.28          0.36        1.29             0.35         91
   2000           4.15       2,953,872       1.29++        0.79        1.30             0.78         73
   1999(1)       37.86       1,844,459       1.28          0.39        1.31             0.36         61
   1998(1)(2)    (9.75)        966,707       1.24          1.60        1.31             1.53         66
   1998(1)       10.21         851,542       1.21          1.31        1.30             1.22         75
   CLASS I(3)
   2002         (22.74)%         $ 639       1.53%         0.61%       1.54%            0.60%        70%

EMERGING MARKETS EQUITY FUND
   CLASS A
   2002           7.78%     $  739,880       1.95%         0.08%       2.14%          (0.11)%       109%
   2001         (33.84)      1,010,428       1.95          0.54        2.13            0.36         126
   2000(1)        0.71       1,285,033       1.96         (0.46)       2.12           (0.62)        110
   1999          48.23         866,911       1.95         (0.35)       2.14           (0.54)        129
   1998(2)      (41.52)        498,470       1.95          1.51        2.24            1.22          46
   1998         (17.72)        509,748       1.95         (0.12)       2.36           (0.53)         76

INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2002           8.70%     $  878,082       1.00%         2.72%       1.07%            2.65%       339%
   2001           3.16       1,198,644       1.00          3.13        1.06             3.07        235
   2000          (9.58)      1,105,584       1.00          3.17        1.11             3.06        190
   1999          (1.36)        809,440       1.00          2.97        1.22             2.75        278
   1998(2)       11.33         533,800       1.00          3.61        1.21             3.40        112
   1998           3.23         408,974       1.00          3.92        1.24             3.68        280

EMERGING MARKETS DEBT FUND
   CLASS A
   2002           2.15%     $  422,130       1.35%         8.80%       1.79%            8.36%       140%
   2001           4.69         458,950       1.35         10.06        1.78             9.63        196
   2000          28.07         490,554       1.35         10.67        1.80            10.22        227
   1999          31.15         283,993       1.35         12.27        1.82            11.80        184
   1998(2)      (33.75)        162,938       1.35         10.28        1.84             9.79        186
   1998(4)        5.64         154,284       1.35          8.05        1.94             7.46        269

 + Returns are for the period indicated and have not been annualized. Total returns do not reflect applicable sales load. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ The ratio of expenses to average net assets, excluding interest expense, is 1.28% for the year ended September 30, 2000.
(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
(2) For the seven month period ended September 30, 1998. All ratios for the period have been annualized. Prior to September 30, 1998, the fiscal year end of the Trust was February 28 or 29.
(3) The International Equity Fund Class I shares were offered beginning January 4, 2002. All ratios for the period have been annualized.
(4) The Emerging Markets Debt Class A shares were offered beginning June 29, 1997. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
30    SEI Institutional International Trust / Annual Report / September 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

SEI Institutional International Trust, (the "Trust"), was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and the International Equity Fund is registered to offer Class Ishares. Effective January 31, 2001 the Class D shares of the International Equity Fund were fully liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investment securities that are listed on a securities exchange for which market quotations are readily available are valued by an independent pricing service (the "Pricing Service") at the last quoted sales price for such securities, or if there is not such reported sale on the valuation date, at the most recently quoted bid price. The Pricing Service may also use a matrix system to determine valuations of debt obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the Pricing Service and its valuations are reviewed by the Officers of the Trust under the general supervision of the Trustees. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations purchased with sixty days or less remaining until maturity are valued at amortized cost, which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not reflect market value are fair valued using good faith pricing procedures approved by the Board of Trustees.

NET ASSET VALUE PER SHARE -- The value of an individual share in a Fund is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral to cover principal and interest, including accrued interest thereon, is sufficient in the event of default by the counterparty.

The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty of the repurchase agreement.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    31

For foreign equity securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. For foreign debt obligations, the Funds do isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

The Funds report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- The International Equity Fund and the International Fixed Income Fund utilized futures contracts during the year ended September 30, 2002. The Funds' investment in these futures contracts is designed to enable the Funds to more closely approximate the performance of its benchmark index.

Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked-to-market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.

EQUITY-LINKED WARRANTS -- The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock, therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

OPTION SELLING/PURCHASING -- The Funds may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

CLASSES -- Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.


--------------------------------------------------------------------------------
32    SEI Institutional International Trust / Annual Report / September 30, 2002

DISTRIBUTIONS -- Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.

OTHER -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific-interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on October 1, 2001. Prior to October 1, 2001, the Emerging Markets Debt Fund recorded paydown gains and losses on asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $482,603 increase in interest income and a corresponding $482,603 decrease in realized gains. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

The effect of this change on the financial highlights for the Emerging Markets Debt Fund, as presented on page 30, for the year ended September 30, 2002 was:

                                            RATIO OF NET INVESTMENT
                        NET                    INCOME TO AVERAGE
                    INVESTMENT     REALIZED        NET ASSETS
                      INCOME    GAINS (LOSSES)   BEFORE     AFTER
                     PER SHARE    PER SHARE     ADOPTION   ADOPTION
                    ----------  --------------  --------   --------
Class A Shares          0.01        (0.01)        8.69%      8.80%


3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS

SEI Investments Fund Management (the "Manager") and the Trust are parties to a management agreement dated September 30, 1988, under which the Manager provides management, administrative and shareholder services to the Trust for an annual fee equal to .45% of the average daily net assets of the International Equity Fund, .60% of the average daily net assets of the International Fixed Income Fund, and .65% of the average daily net assets of the Emerging Markets Equity and Emerging Markets Debt Funds. The Manager has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each Fund.

SEI Investments Management Corporation ("SIMC") acts as the investment adviser for the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds. Under the Investment Advisory Agreement, SIMC receives an annual fee of .505% of the average daily net assets of the International Equity Fund, 1.05% of the average daily net assets of the Emerging Markets Equity Fund, 0.15% of the average daily net assets of the International Fixed Income Fund, and .85% of the average daily net assets of the Emerging Markets Debt Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each fund.

SIMC has entered into investment sub-advisory agreements with the following parties:

--------------------------------------------------------------------------------
                                                     Date of
Investment Sub-Adviser                             Agreement
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
BlackRock International, Ltd.                       12/13/99
Capital Guardian Trust Company                      06/29/98
Jardine Fleming International
  Management, Inc.                                  10/11/00
Martin Currie, Inc.                                 09/28/00
Morgan Stanley Investment Management, Inc.          10/01/01
Oechsle International Advisors, LLC                 06/22/99

EMERGING MARKETS EQUITY FUND
Morgan Stanley Dean Witter
Investment Management, Inc.                         09/15/98
Lloyd George Investment Management
(Bermuda) Ltd.                                      09/16/02
Alliance Capital Management, L.P.                   06/26/02
The Boston Company Asset
  Management                                        09/18/00

INTERNATIONAL FIXED INCOME FUND
Fischer Francis Trees and Watts                     07/24/02

EMERGING MARKETS DEBT FUND
Salomon Brothers Asset
  Management, Inc.                                  06/30/97



--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    33

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and a registered broker-dealer, serves as each Fund's distributor pursuant to a distribution agreement with the Trust. The Trust adopted a shareholder servicing plan for Class I and Class A Shares (the "Shareholder Servicing Plans") pursuant to which a shareholder servicing fee of up to .25% of the average daily net assets attributable to the Class A and Class I shares are paid to the Distributor. Under the Shareholder Servicing Plans, the Distributor may perform, or may compensate other service providers for performing certain shareholder and administrative services. The Distributor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of each fund. In addition to the Shareholder Servicing Plans, the Class I Shares have adopted an Administrative Service Plan that provides for administrative service fees payable to the Distributor of up to 0.25% of the average daily net assets attributable to the Class I Shares.

The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

For the year ended September 30, 2002, the Distributor received the following commissions (000):

------------------------------------------------------------
Fund                                                  Amount
------------------------------------------------------------
International Equity Fund                             $1,888
Emerging Markets Equity Fund                             336

For the year ended September 30, 2002, the Funds paid commissions to affiliated broker-dealers as follows:

------------------------------------------------------------
Fund                                                  Amount
------------------------------------------------------------
International Equity Fund                           $441,875
Emerging Markets Equity Fund                         144,907


Under both the Shareholder Servicing Plans and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

For the year ended September 30, 2002, the Distributor retained 100% of both, Shareholder Servicing fees less the waiver, and Administration Servicing fees.

Certain Officers and/or Trustees of the Trust are also Officers and/or Directors of the Manager. Compensation of affiliated Officers and Trustees is paid by the manager.

The International Equity and Emerging Markets Equity Funds use the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Such commissions for the year ended September 30, 2002 were $21,674 and $5,967, respectively.

4. FORWARD FOREIGN CURRENCY CONTRACTS

The Funds enter into forward foreign currency exchange contracts as hedges against fund positions and anticipated fund positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.




--------------------------------------------------------------------------------
34    SEI Institutional International Trust / Annual Report / September 30, 2002

The following forward foreign currency contracts were outstanding at September 30, 2002:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                Unrealized
         Expiration                       Currency to                          Currency to  Contract Value   Appreciation/
            Date                              Deliver                              Receive          (in $)  (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
International Equity Fund:
10/02/02                      USD              20,651                 CAD           32,700  $       20,615            (36)
10/01/02                      USD              54,219                 DKK          407,458          54,215             (4)
10/02/02-10/03/02             USD              54,324                 CHF           80,889          54,907            583
10/02/02                      HKD           1,729,861                 USD          221,783         221,777             (6)
10/01/02                      DKK           1,934,210                 USD          254,672         251,985         (2,687)
10/02/02                      AUD             616,227                 USD          335,659         336,460            801
10/01/02                      SEK           4,611,737                 USD          494,822         492,287         (2,535)
10/01/02-10/02/02             USD             603,791                 EUR          616,368         609,158          5,367
10/03/02                      USD             346,111                 JPY       42,283,706         636,746          1,229
10/01/02-10/03/02             USD             848,558                 NZD        1,805,090         846,520         (2,038)
10/02/02-10/03/02             USD           1,686,461                 GBP        1,076,321       1,692,536          6,075
10/01/02                      CHF           3,651,541                 USD        2,435,010       2,391,374        (43,636)
10/01/02-10/02/02             EUR           7,469,885                 USD        7,302,865       7,223,242        (79,623)
10/01/02-10/03/02             JPY       1,100,218,210                 USD        9,015,981       8,994,498        (21,483)
10/01/02                      GBP           7,397,750                 USD       11,510,900      11,388,097       (122,803)
                                                                                            --------------   ------------
                                                                                            $   35,214,417   $   (260,796)
                                                                                            ==============   ============
Emerging Markets Equity Fund:
10/02/02                      CSK             940,299                 USD           30,322  $       29,991   $       (331)
10/01/02                      MXP             656,425                 USD           64,026          63,882           (144)
10/02/02                      USD             108,706                 HUF       27,131,820         110,176          1,470
10/02/02                      HUF          32,265,141                 USD          129,273         127,525         (1,748)
10/02/02                      USD             375,779                 THB       16,233,669         375,258           (521)
                                                                                            --------------   ------------
                                                                                            $      706,832   $     (1,274)
                                                                                            ==============   ============
International Fixed Income Fund:
11/20/02                      EUR           3,590,000                 GBP        2,288,266  $    3,539,691   $     48,123
11/20/02                      DKK         400,649,200                 USD        5,320,000       5,323,111          3,111
11/20/02                      NZD          13,981,431                 USD        6,400,000       6,281,084       (118,916)
11/20/02                      EUR           6,441,439                 NOK       48,200,000       6,351,171        106,968
11/20/02                      USD           4,475,378                 AUD        8,250,000       8,237,524        (12,476)
11/20/02                      GBP           8,277,193                 USD       12,912,421      12,846,879        (65,542)
10/03/02-11/20/02             USD          26,890,377                 GBP       17,324,855      17,636,337        311,482
11/20/02                      EUR          20,400,000                 JPY    2,340,667,350      20,114,121       (836,352)
11/20/02                      HUF       5,920,000,000                 USD       23,297,914      22,790,034       (507,880)
11/20/02                      PZL         106,500,000                 USD       25,384,340      25,228,389       (155,951)
11/20/02                      JPY       3,115,800,000                 EUR       27,000,000      25,661,772        959,858
11/20/02                      CAD         111,907,274                 USD       70,480,000      70,503,799         23,799
11/20/02                      USD          62,080,667                 CAD       97,825,788      97,335,696       (490,092)
11/20/02                      JPY      24,814,522,281                 USD      209,449,291     214,525,829      5,076,538
11/20/02                      USD          29,267,988                 DKK      224,380,104     224,904,571        524,467
11/20/02                      USD         289,568,345                 EUR      296,053,885     262,021,161      2,387,276
10/03/02-11/20/02             EUR         283,170,292                 USD      276,534,303     278,330,086     (2,704,216)
11/20/02                      USD         457,162,161                 JPY   53,947,561,851     444,312,874    (12,849,287)
                                                                                            --------------   ------------
                                                                                            $1,745,944,129   $ (8,299,090)
                                                                                            ==============   ============
Currency Legend

AUD   Australian Dollar        EUR    Euro                      MXP   Mexican Peso           THB   Thai Baht
CAD   Canadian Dollar          GBP    British Pound Sterling    NOK   Norwegian Krone        USD   U.S. Dollar
CHF   Swiss Franc              HKD    Hong Kong Dollar          NZD   New Zealand Dollar
CSK   Czech Koruna             HUF    Hungarian Forint          PLN   Polish Zloty
DKK   Danish Krone             JPY    Japanese Yen              SEK   Swedish Krona



--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    35

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments during the year ended September 30, 2002, were as follows:
------------------------------------------------------------
                                  Purchases            Sales
                              ($ Thousands)    ($ Thousands)
------------------------------------------------------------
International Equity Fund
US Gov't                         $       --       $       --
Other                             1,650,403        1,691,857
Emerging Markets Equity Fund
US Gov't                         $       --       $       --
Other                             1,035,897        1,427,554
International Fixed Income Fund
US Gov't                         $   10,696       $   17,914
Other                             2,232,687        2,649,855
Emerging Markets Debt Fund
US Gov't                         $   41,961       $   41,902
Other                               409,366          341,028

For Federal income tax purposes, the cost of securities owned at September 30, 2002 and the net realized gains or losses on securities sold for the year then ended were different from the amounts reported for financial reporting purposes due to wash sales and unrealized gains on passive foreign investment companies held by the Funds. The Federal tax cost, aggregate gross unrealized appreciation and depreciation at September 30, 2002 for each Fund is as follows (000):
-----------------------------------------------------------------------------
                                                                          Net
                                                                   Unrealized
                      Federal     Appreciated    Depreciated     Appreciation
                     Tax Cost      Securities     Securities   (Depreciation)
                ($ Thousands)   ($ Thousands)  ($ Thousands)    ($ Thousands)
-----------------------------------------------------------------------------
International Equity
Fund               $2,498,963         $49,449     $(630,661)       $(581,212)
Emerging Markets
Equity Fund           841,684          54,807      (167,957)        (113,150)*
International Fixed
Income Fund           867,493          27,276        (2,447)          24,829
Emerging Markets
Debt Fund             440,013          14,044       (65,278)         (51,234)

*Includes $78 accrued foreign capital gains taxes on appreciated securities.

6. FEDERAL TAX INFORMATION:

Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustment are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:
-----------------------------------------------------------------
                     Undistributed     Accumulated
                    Net Investment        Realized        Paid-in
                     Income/(Loss)     Gain/(Loss)        Capital
                     ($ Thousands)   ($ Thousands)  ($ Thousands)
International Equity Fund   $  696         $ (696)       $     --
Emerging Markets
Equity Fund                 (1,180)         3,890          (2,710)
International Fixed
Income Fund                 30,032        (15,117)        (14,915)
Emerging Markets
Debt Fund                     (821)           821              --

These reclassifications are primarily attributable to the reclassification of gains on the sale of passive foreign investment companies and the reclassification of realized foreign exchange gains and losses from accumulated net realized gain (loss) to undistributed net investment income, the reclassification of paydown gains (losses) from undistributed net investment income to net realized gain (loss) and the reclassification of net operating losses to paid in capital from accumulated net investment loss.

These reclassifications have no effect on the net asset values per share.


--------------------------------------------------------------------------------
36    SEI Institutional International Trust / Annual Report / September 30, 2002

The tax character of dividends and distributions declared during the years ended September 30, 2002 and September 30, 2001 were as follows ($ Thousands):

---------------------------------------------------------------------------
                                            Ordinary     Long-term
                                              Income  Capital Gain   Totals
---------------------------------------------------------------------------
International Equity Fund         2002       $ 6,068       $    --  $ 6,068
                                  2001        17,572        77,387   94,959
Emerging Markets Equity Fund      2002         3,779            --    3,779
                                  2001            --            --       --
International Fixed Income Fund   2002            --            --       --
                                  2001            --            --       --
Emerging Markets Debt Fund        2002        48,282         8,388   56,670
                                  2001        47,108            --   47,108

As of September 30, 2002, the components of Distributable Earnings/ (Accumulated Losses) on a tax basis were as follows ($ Thousands):
------------------------------------------------------------------------
              Undistributed         Capital        Post       Unrealized
                   Ordinary            Loss     October     Appreciation
                     Income   Carryforwards     Losses^   (Depreciation)
------------------------------------------------------------------------
International Equity
Fund                $10,404      $(479,151)  $(198,719)       $(580,805)
Emerging Markets
Equity Fund              --       (342,629)    (15,673)        (113,577)
International Fixed
Income Fund              --             --         --            24,676
Emerging Markets
Debt Fund            31,438*        (3,312)     (2,855)         (51,234)

^ Includes Post October Currency Losses
* Includes $2,676 of interest income from Argentina Government Bonds in default.

The Funds had capital loss carryforwards at September 30, 2002 as follows ($ Thousands):
-----------------------------------------------------------------
                          Expires    Expires    Expires   Expires
                             2010       2009       2007      2006
-----------------------------------------------------------------
International Equity
Fund                     $479,151    $    --    $    --   $    --
Emerging Markets
Equity Fund               191,077     26,548     28,692    96,312
Emerging Markets
Debt Fund                   3,312         --         --        --

Amounts in tables above designated as "--" are either $0 or have been rounded to $0.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

Post-October loss represents losses realized on investments and foreign currency transactions from November 1, 2001 through September 30, 2002 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

7. FUTURES CONTRACTS

The following Funds had futures contracts open as of
September 30, 2002:
----------------------------------------------------------------
Contract    Number of      Market       Settlement    Unrealized
Description Contracts       Value            Month   Gain/(Loss)
----------------------------------------------------------------
INTERNATIONAL EQUITY FUND
DJ Euro Stoxx Long 54  $1,192,779    December 2002     (108,795)
FT-SE 100 Index    12     699,367    December 2002      (47,070)
 Long
SPI 200 Index Long  3     120,920    December 2002       (2,377)
Topix Index Long    8     599,639    December 2002       (4,020)
                                                      ----------
                                                      $(162,262)
                                                      ==========
----------------------------------------------------------------
Contract    Number of      Market       Settlement    Unrealized
Description Contracts       Value            Month   Gain/(Loss)
----------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND
Japan 10 Year Long
   Bond            49 $56,510,596    December 2002    $ (42,700)
Euro 5 Year Long
   Bond           434  47,159,996    December 2002       87,998
Euro 10 Year Short
   Bond            14   1,560,031    December 2002       (6,233)
                                                       ---------
                                                       $ 39,065
                                                       =========

8. INVESTMENT RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

9. LOAN PARTICIPATIONS AND BRADY BONDS

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    37

NOTES TO FINANCIAL STATEMENTS (Concluded)




or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments include repurchase agreements; which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rates, commercial paper, and private placements with an average weighted maturity date not to exceed 60 days and a maturity date not to exceed 397 days. At September 30, 2002, the International Equity Fund had a market value of securities on loan of $269,568,868. The value of collateral with respect to such loans was $289,940,224 and was invested in the Prime Obligation Money Market Fund yielding 1.74% and a repurchase agreement with UBS Warburg yielding 1.95%.

11. OTHER

On September 30, 2002, one shareholder held approximately 91%, 85%, 92%, and 87% of the outstanding shares of the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund, respectively. This shareholder is comprised of omnibus accounts, which are held on behalf of several individual shareholders.



--------------------------------------------------------------------------------
38    SEI Institutional International Trust / Annual Report / September 30, 2002

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)




Set forth below are the names, dates of birth, position with the SEI Institutional International Trust (the "Trust"), length of term of office, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling [1-800-342-5734].

-----------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                            NUMBER OF
                                      OFFICE                                            PORTFOLIOS
                                        AND                 PRINCIPAL                     IN FUND
     NAME           POSITION(S)      LENGTH OF            OCCUPATION(S)                   COMPLEX        OTHER DIRECTORSHIPS
   ADDRESS,          HELD WITH         TIME                DURING PAST                   OVERSEEN              HELD BY
    AND AGE           TRUSTS         SERVED(1)              FIVE YEARS                  BY TRUSTEE             TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------
Robert A. Nesher         Chairman   since 1986       Currently performs various              66    Trustee of The Advisors' Inner
One Freedom               of the                     services on behalf of SEI                     Circle Fund, The Arbor Fund,
Valley Drive,            Board of                    Investments Company for                       Bishop Street Funds, and The
Oaks, PA 19456           Trustees*                   which Mr. Nesher is                           Expedition Funds.
55 yrs. old                                          compensated.
-----------------------------------------------------------------------------------------------------------------------------------

William M. Doran         Trustee*   since 1986       Partner, Morgan, Lewis &                66    Trustee of The Advisors' Inner
1701 Market Street                                   Bockius LLP(law firm),                        Circle Fund, The Arbor Fund,
Philadelphia, PA                                     counsel to the Trusts, SEI                    and The Expedition Funds;
19103                                                Investments Company, the                      Director of SEIInvestments
62 yrs. old                                          Adviser, the Administrator                    since 1974.
                                                     and theDistributor.
-----------------------------------------------------------------------------------------------------------------------------------

TRUSTEES
--------
F. Wendell Gooch         Trustee    since 1986       President, Orange County                66    Trustee of STIClassic Funds
One Freedom                                          Publishing Co., Inc.; Publisher,              and STIClassic Variable Trust.
Valley Drive,                                        Paoli News and Paoli Republican;
Oaks, PA 19456                                       and Editor, Paoli Republican,
69 yrs. old                                          October 1981-January 1997.
                                                     President, H&W Distribution, Inc.,
                                                     since July 1984.
-----------------------------------------------------------------------------------------------------------------------------------

James M. Storey          Trustee    since 1995       Retired, Partner, Dechert Price         66    Trustee of The Advisors' Inner
One Freedom                                          & Rhoads, September 1987-                     Circle Fund, The Arbor Fund,
Valley Drive,                                        December 1993.                                and The Expedition Funds.
Oaks, PA 19456
71 yrs. old
-----------------------------------------------------------------------------------------------------------------------------------

George J. Sullivan, Jr.  Trustee    since 1996       Chief Executive Officer, Newfound       66    Trustee of The Advisors' Inner
One Freedom                                          Consultants Inc. since April 1997.            Circle Fund, The Arbor Fund,
Valley Drive                                         Treasurer and Clerk, Peak Asset               and The Expedition Funds;
Oaks, PA 19456                                       Management, Inc., since 1991.                 Trustee, Navigator Securities
59 yrs. old                                                                                        Lending Trust, since 1995.
-----------------------------------------------------------------------------------------------------------------------------------

Rosemarie B. Greco       Trustee    since 1999       Principal, Grecoventures (consulting    66    Director, Sonoco, Inc.; Director,
One Freedom                                          firm) since August 1997. President,           ExelonEnergy; Director, Radian,
Valley Drive                                         Corestates Financial Corp., 1991-1997;        Inc.; Trustee, Pennsylvania
Oaks, PA 19456                                       Chief Executive Officer and President,        Real Estate Investment Trust;
56 yrs. old                                          Corestates Bank, N.A., 1991-1997.
-----------------------------------------------------------------------------------------------------------------------------------

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trusts' Distributor.

1 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2002    39

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED) (CONCLUDED)




------------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                               NUMBER OF
                                      OFFICE                                               PORTFOLIOS
                                        AND                 PRINCIPAL                        IN FUND
     NAME           POSITION(S)      LENGTH OF            OCCUPATION(S)                      COMPLEX       OTHER DIRECTORSHIPS
   ADDRESS,          HELD WITH         TIME                DURING PAST                      OVERSEEN             HELD BY
    AND AGE           TRUSTS         SERVED(1)             FIVE YEARS                      BY TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Edward D. Loughlin   President      since 1988       Executive Vice President and               N/A                 N/A
One Freedom            & CEO                         President - Asset Management
Valley Drive,                                        Division of SEI Investments since
Oaks, PA 19456                                       1993. Executive Vice President of
51 yrs. old                                          the Adviser and the Administrator
                                                     since 1994. Senior Vice President
                                                     of the Distributor, 1986-1991; Vice
                                                     President of the Distributor, 1981-1986.
------------------------------------------------------------------------------------------------------------------------------------

James R. Foggo   CFO & Controller   since 1998       Vice President and Assistant Secretary     N/A                 N/A
One Freedom                                          of SEI Investments since January 1998.
Valley Drive                                         Vice President and Secretary of the
Oaks, PA 19456                                       Adviser, Administrator and Distributor
38 yrs. old                                          since May 1999. Associate, Paul, Weiss,
                                                     Rifkind, Wharton & Garrison (law firm),
                                                     1998. Associate, Baker & McKenzie
                                                     (law firm), 1995-1998. Associate, Battle
                                                     Fowler L.L.P. (law firm), 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------

Timothy D. Barto       Vice         since 1999       Employed by SEI Investments since          N/A                 N/A
One Freedom          President                       October 1999. Vice President and
Valley Drive            and                          Secretary of the Adviser, Administrator
Oaks, PA 19456       Secretary                       and Distributor since December 1999.
34 yrs. old                                          Associate, Dechert Price & Rhoads
                                                     (law firm), 1997-1999.Associate, Richter,
                                                     Miller & Finn (law firm), 1993-1997.
------------------------------------------------------------------------------------------------------------------------------------

Todd B. Cipperman      Vice         since 1995       Senior Vice President and General          N/A                 N/A
One Freedom          President                       Counsel of SEI Investments; Senior
Valley Drive            and                          Vice President, General Counsel and
Oaks, PA 19456       Assistant                       Secretary of the Adviser, the
36 yrs. old          Secretary                       Administrator and the Distributor
                                                     since 2000. Vice President
                                                     and Assistant Secretary of
                                                     SEI Investments, the
                                                     Adviser, the Administrator
                                                     and the Distributor,
                                                     1995-2000. Associate, Dewey
                                                     Ballantine (law firm),
                                                     1994-1995.
------------------------------------------------------------------------------------------------------------------------------------

Lydia A. Gavalis       Vice         since 1998       Vice President and Assistant Secretary     N/A                 N/A
One Freedom          President                       of SEI Investments, the Adviser, the
Valley Drive            and                          Administrator and the Distributor since
Oaks, PA 19456       Assistant                       1998. Assistant General Counsel and
37 yrs. old          Secretary                       Director of Arbitration, Philadelphia
                                                     Stock Exchange, 1989-1998.
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
40          SEI Institutional Managed Trust / Annual Report / September 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF                                                NUMBER OF
                                           OFFICE                                                PORTFOLIOS
                                             AND                 PRINCIPAL                         IN FUND
     NAME                POSITION(S)      LENGTH OF            OCCUPATION(S)                       COMPLEX       OTHER DIRECTORSHIPS
   ADDRESS,               HELD WITH         TIME                DURING PAST                       OVERSEEN             HELD BY
    AND AGE                TRUSTS         SERVED(1)              FIVE YEARS                      BY TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS (Continued)
--------------------
Christine M.                Vice         since 1999       Employed by SEI Investments since          N/A                 N/A
McCullough                President                       November 1, 1999. Vice President
One Freedom                  and                          and Assistant Secretary of the Adviser,
Valley Drive              Assistant                       the Administrator and the Distributor
Oaks, PA 19456            Secretary                       since December 1999. Associate at
41 yrs. old                                               White and Williams LLP, 1991-1999.
                                                          Associate at Montgomery, McCracken,
                                                          Walker & Rhoads, 1990-1991.
------------------------------------------------------------------------------------------------------------------------------------

Sherry Kajdan               Vice         since 2001       Vice President and Assistant Secretary     N/A                 N/A
Vetterlein                President                       of SEI Investments Mutual Funds
One Freedom                  and                          Services since January 2001.
Valley Drive              Assistant                       Shareholder/Partner, Buchanan
Oaks, PA 19456            Secretary                       Ingersoll Professional Corporation
39 yrs. old                                               (1992-2000).
------------------------------------------------------------------------------------------------------------------------------------

William E. Zitelli, Jr.     Vice         since 2001       Vice President and Assistant Secretary     N/A                 N/A
One Freedom               President                       of the Administrator and Distributor
Valley Drive                 and                          since August 2000. Vice President,
Oaks, PA 19456            Assistant                       Merrill Lynch & Co. Asset Management
33 yrs. old               Secretary                       Group (1998-2000). Associate at
                                                          Pepper Hamilton LLP (1997-1998).
                                                          Associate at Reboul, MacMurray, Hewitt,
                                                          Maynard & Kristol (1994-1997).
------------------------------------------------------------------------------------------------------------------------------------

Robert S. Ludwig            Vice         since 1985       Employed by SEI Investments since 1985.    N/A                 N/A
One Freedom               President                       Senior Vice President and Chief Investment
Valley Drive                 and                          Officer of SEIAsset Management Group
Oaks, PA 19456            Assistant                       since 1995. Manager of Product
52 yrs. old               Secretary                       Development for SEI's institutional
                                                          mutual funds and repurchase
                                                          trading desk from
                                                          1985-1995. Held various
                                                          product management and
                                                          development positions at
                                                          Chase Econometrics and
                                                          Interactive Data
                                                          Corporation from 1974-1985.
------------------------------------------------------------------------------------------------------------------------------------

John C. Munch               Vice         since 2002       Vice President and Assistant Secretary     N/A                 N/A
One Freedom               President                       of the Administrator and Distributor
Valley Drive                 and                          since November 2001. Associate,
Oaks, PA 19456            Assistant                       Howard, Rice, Nemorvoski, Canady,
31 yrs. old               Secretary                       Falk & Rabkin (law firm), 1998-2001.
                                                          Associate, Seward & Kissel
                                                          LLP (law firm), 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------

1 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.




--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2002          41

Notice to Shareholders (Unaudited)


For shareholders that do not have a September 30, 2002 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2002 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2002 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year.
--------------------------------------------------------------------------
                          Long Term       Ordinary
                      Capital Gains         Income
                      Distributions  Distributions             Foreign Tax
Portfolio               (Tax Basis)    (Tax Basis)      Total       Credit
--------------------------------------------------------------------------
International Equity             0%           100%       100%          44%

Emerging Markets Equity          0%           100%       100%           0%

International Fixed Income       0%             0%         0%           0%

Emerging Markets Debt           15%            85%       100%           0%






--------------------------------------------------------------------------------
42          SEI Institutional Managed Trust / Annual Report / September 30, 2002

Notes

Notes

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2002


Robert A. Nesher, CHAIRMAN

TRUSTEES

William M. Doran

F. Wendell Gooch

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco


OFFICERS

Edward D. Loughlin

PRESIDENT AND CHIEF EXECUTIVE OFFICER

James R. Foggo

CONTROLLER AND CHIEF FINANCIAL OFFICER

Timothy D. Barto

VICE PRESIDENT, SECRETARY

Lydia Gavalis

VICE PRESIDENT, ASSISTANT SECRETARY

Todd Cipperman

VICE PRESIDENT, ASSISTANT SECRETARY

Robert S. Ludwig

VICE PRESIDENT, ASSISTANT SECRETARY

Sherry K. Vetterlein

VICE PRESIDENT, ASSISTANT SECRETARY

William E. Zitelli

VICE PRESIDENT, ASSISTANT SECRETARY

Christine McCullough

VICE PRESIDENT, ASSISTANT SECRETARY

John C. Munch

VICE PRESIDENT, ASSISTANT SECRETARY

INVESTMENT ADVISER

SEI Investments Management Corporation

MANAGER AND SHAREHOLDER SERVICING AGENT

SEI Investments Fund Management

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

This annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL
1 800 DIAL SEI
(1 800 342 5734)

[BACKGROUND GRAPHIC OMITTED]




SEI INVESTMENTS




SEI Investments Distribution Co.

Oaks, PA 19456
1 800-DIAL-SEI (1 800 342 5734)



SEI-F-018 (09/02)